As Filed with the Securities and Exchange Commission on February 27, 2008

Registration File No. 333-45592

811-10121

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

POST-EFFECTIVE AMENDMENT NO. 8

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

AMENDMENT NO. 9

AMERICAN FAMILY VARIABLE ACCOUNT II

(Exact Name of Registrant)

AMERICAN FAMILY LIFE INSURANCE COMPANY

(Name of Depositor)

6000 American Parkway

Madison, Wisconsin 53783-0001

(Complete Address of Depositor’s Principal Executive Offices)

James F. Eldridge, Esq.

American Family Life Insurance Company

6000 American Parkway

Madison, Wisconsin 53783-0001

(Name and Complete Address of Agent for Service)

Copy to:

Stephen E. Roth, Esq.

Sutherland Asbill & Brennan LLP

1275 Pennsylvania Avenue, N.W.

Washington, D.C. 20004-2415

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b) of Rule 485.

☐	on May 1, 2008 pursuant to paragraph (b) of Rule 485.

☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485.

☒	on May 1,2008 pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Offered: Flexible Premium Variable Annuity Contracts.

Variable Annuity Prospectus

May 1, 2008

American Family Securities, LLC

American Family Variable Account I

American Family Variable Account II

Privacy Policy

The companies of American Family Insurance Group recognize the importance of our customers’ trust. Keeping our customers’ nonpublic personal information (Customer Information) secure and confidential is a top priority for all American Family employees, agents and their staff. This privacy notice, which is required by state and federal law, explains the privacy policies of the American Family affiliates listed above (Affiliates). This notice supercedes any other privacy notice you may have received from the Affiliates, and its terms apply both to our current customers and to former customers as well.

How We Protect Your Customer Information

We will safeguard, according to strict standards of security and confidentiality, all Customer Information you share with us. With regard to this information, we maintain physical, electronic, and procedural safeguards that comply with federal and state standards.

What Kind of Information We Collect

Our goal is to limit the collection and use of Customer Information to the minimum required to deliver our customers superior service and to administer our business. When you apply for a financial product or service, we collect personal information about you on application forms, such as your name, address, income, and occupation. In addition to the information we collect on these applications, information may also be collected from the following sources:

•	From your transactions with any of the American Family Insurance Group companies, such as account balances, securities holdings and payment histories;
•	From information we receive from consumer reporting agencies, such as your creditworthiness and credit history; and
•	From outside sources regarding their employment, credit or other relationship with you or to verify representations made by you, such as your employment history or loan balances.

Special Treatment of Medical Information

We may receive medical or health information about our customers, for example when a customer applies for insurance from us. If we do receive medical or health information about you, we will not share it among our family of companies or with any non-affiliated third party, except as necessary to maintain your accounts, process transactions, or provide services that you have requested or initiated.

How We Use this Information

Our primary purpose for collecting Customer Information from you is to provide you with the financial products and services you have requested.

Who Has Access to Customer Information

We do not share Customer Information with any non-affiliated third party except as described below.

•

The People and Companies that Make Up the American Family Insurance Group. It is our policy that only authorized American Family employees, agents and their staff who need to know your personal information will have access to it. American Family personnel who violate our privacy policy are subject to disciplinary action. As permitted by law, information obtained by any American Family company may be shared with other members of the American Family corporate family for authorized purposes, such as offering you other financial products and services.

•

Service Providers. We may disclose Customer Information to companies that provide services on our behalf, such as record keeping, data processing, and generating account statements. As permitted by law, we may disclose the information necessary for the service providers to perform these functions. These companies are required to protect it and use it solely for the purpose for which they received it.

•

Courts and Government Officials. If required by law, we may disclose Customer Information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena, or court order will be disclosed.

Updating Your Information

To help us keep your Customer Information up-to-date and accurate, please contact your American Family agent if there is any change in your personal information.

This Notice is not part of the Prospectus

Prospectus	May 1, 2008

Please read this prospectus carefully before investing, and keep it for future reference. It contains important information about the American Family Variable Annuity Contract (the “Contract”).

To learn more about the Contract, you may want to read the Statement of Additional Information dated May 1, 2008 (known as the “SAI”). For a free copy of the SAI, contact Us at:

American Family Life Insurance Company

Variable Product Services

6000 American Parkway

Madison, Wisconsin 53783-0001

Telephone: (888) 428-5433

We have filed the SAI with the U.S. Securities and Exchange Commission (“SEC”) and have incorporated it by reference into this prospectus. (It is legally a part of this prospectus.) The SAI’s table of contents appears at the end of this prospectus.

The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about Us. You may also read and copy these materials at the SEC’s public reference room in Washington, D.C. Call 1-800-SEC-0330 for information about the SEC’s public reference room.

Variable annuity contracts involve certain risks, and you may lose some or all of your investment.

The investment performance of the portfolios in which the Subaccounts invest will vary.

We do not guarantee how any of the portfolios will perform.

The Contract is not a deposit or obligation of any bank, and no bank endorses or guarantees the Contract.

Neither the U.S. Government nor any Federal agency insures your investment in the Contract.

American Family Variable

Annuity Contract

Flexible Premium Variable Annuity

issued by

American Family Life Insurance Company

through the

American Family Variable Account II

The American Family Variable Annuity Contract (the “Contract”) currently has 10 funding choices—one Fixed Account (paying a guaranteed minimum fixed rate of interest) and 9 Subaccounts. The Subaccounts invest in the following portfolios:

Federated Insurance Series

Federated International Equity Fund II

Federated Quality Bond Fund II

Fidelity Variable Insurance Products Fund

Fidelity VIP Contrafund® Portfolio (Service Class 2)

Fidelity VIP Equity-Income Portfolio (Service Class 2)

Fidelity VIP Growth & Income Portfolio (Service Class 2)

Fidelity VIP Growth Portfolio (Service Class 2)

Fidelity VIP Investment Grade Bond Portfolio (Service Class)

Fidelity VIP Mid Cap Portfolio (Initial Class)

Fidelity VIP Money Market Portfolio (Initial Class)

Vanguard® Variable Insurance Fund

Vanguard VIF International Portfolio

Vanguard VIF Small Company Growth Portfolio

American Family Life Insurance Company has requested the approval of the SEC for the removal of the Federated International Equity Fund II and the Federated Quality Bond Fund II as funding choices under the Contract. Following Our receipt of the SEC’s approval, We will automatically transfer any amounts you have in the Federated International Equity Fund II Subaccount to the Vanguard VIF International Subaccount and any amounts you have in the Federated Quality Bond Fund II to the Fidelity Investment Grade Bond (Service Class) Subaccount (the “Substitution”). We anticipate that the Substitution will take place after July 1, 2008. Once the date of the Substitution has been determined, We will notify you of the date via U.S. mail.

Beginning on June 1, 2008, the Federated International Equity II Subaccount and the Federated Quality Bond Fund II Subaccount will no longer be available to receive premium payments and amounts transferred from other Subaccounts and the Fixed Account subject to the following two exceptions. If you are invested in the Federated International Equity Subaccount or the Federated Quality Bond Subaccount on June 1, 2008, or if you elected to invest in either Subaccount in an application to purchase the Contract dated on or before May 16, 2008 and submitted to Us prior to June 1, 2008 and your Contract was issued after that date, you may allocate premium payments and transfer amounts from the other Subaccounts and the Fixed Account to that Subaccount until the date of the Substitution.

The Federated International Equity Fund II Subaccount and the Federated Quality Bond Fund II Subaccount will cease as funding choices under the Contract on the date of the Substitution. For more information, see “The Substitution.”

A prospectus for each of the portfolios available through the Variable Account must accompany this prospectus. Please read these documents before investing and save them for future reference.

The Securities and Exchange Commission Has Not Approved or Disapproved the Contract or Determined That This Prospectus Is Accurate or Complete. Any Representation to the Contrary Is a Criminal Offense.

Glossary

For your convenience, We are providing a glossary of the special terms We use in this prospectus.

Accumulation Period

The period of time beginning on the Annuity Contract Date and ending on the earlier of:

the Annuity Commencement Date; or
the date this Contract terminates.

Accumulation Value

The amount during the Accumulation Period calculated as:

the Variable Account Accumulation Value; plus
the Fixed Account Accumulation Value.

American Family, We, Us, Our

American Family Life Insurance Company.

Annuitant

The person named as the proposed Annuitant on the Application or named as the Joint Annuitant, whose life determines the benefits payable.

Annuity Commencement Date

The date, unless later changed, on which We base the beginning date of the income payments.

Annuity Contract Date

The date shown on the Contract schedule that determines each:

Contract year;
Contract anniversary; and
Contract month.

Application

The form completed by the proposed Annuitant(s) and/or proposed Owner when applying for coverage under the Contract. This includes any amendments or endorsements or supplemental applications.

Attained Age

The Annuitant’s age, at his/her nearest birthday.

Beneficiary

The person selected to receive the death benefit if an Owner dies before the Annuity Commencement Date or upon the death of the Annuitant.

Business Day

A day when the New York Stock Exchange is open for trading, except for the day after Thanksgiving, the day after Christmas, and any day that a Subaccount’s corresponding investment option does not value its shares. Assets are valued at the close of the Business Day (typically 4:00 p.m. Eastern Time).

Death Benefit

The amount that We will pay upon the death of the Owner or the Annuitant.

Excess Interest

Any interest credited in addition to the guaranteed interest in the Fixed Account.

Fixed Account

An account in which the Accumulation Value accrues interest at no less than the guaranteed minimum rate. The Fixed Account is part of Our General Account.

Fixed Account Accumulation Value

The amount under the Annuity Contract in the Fixed Account.

Free-Look Period

The period during which you may examine the Contract and receive a refund by either returning the Contract to Us or providing written notice of cancellation.

Fund

An open-end diversified management investment company or unit investment trust in whose Portfolio a Subaccount invests.

General Account

All Our assets other than those allocated to the Variable Account or any other separate account. We have complete ownership and control of the assets of the General Account.

Home Office

Our office at 6000 American Pkwy, Madison, Wisconsin 53783-0001.

Income Payments

The amount that the proceeds or death benefit will provide when applied under a settlement option of this Contract. Payments can be made on a monthly, quarterly, semiannual or annual basis.

Issue Age

Annuitant’s age on his/her birthday nearest the Annuity Contract Date.

4	The American Family Variable Annuity Prospectus

Issue Date

The date that this Contract was issued.

Owner (you, your)

The person named in the Application as the Owner, unless later changed according to the conditions and provisions of this Contract.

Planned Premium

The amount that the Owner requests to be billed, unless later changed.

Premium Tax

The amount of tax, if any, charged by a Federal, state, or other governmental entity on premium payments or contract values.

Proceeds

The amount We pay subject to the Contract’s provisions:

upon the surrender or partial surrender of this Contract; or
upon full or partial annuitization.

Remittance Processing Center

An address to which the Owner should send all premium payments after the initial premium payment. The address of the Remittance Processing Center is 6000 American Parkway, Madison, Wisconsin 53777-0001.

SEC

The Securities and Exchange Commission, a United States government agency.

Surrender Charge

The contingent deferred sales charge is an amount subtracted from the Accumulation Value during the first nine years after each premium payment date upon surrender or partial surrender of the Contract.

Surrender Value

An amount equal to: the Accumulation Value on the surrender date; minus any surrender charge, any applicable state premium tax and any portion of the annual contract fee due Us.

Valuation Period

The time between the close of business on a Business Day (typically 4:00 p.m. Eastern Time) and the close of business on the next Business Day.

Variable Account

American Family Variable Account II.

Variable Account Accumulation Value

The amount under the Contract in the Variable Account.

5

Highlights

These highlights provide only a brief overview of the more important features of the Contract. More detailed information about the Contract appears later in this prospectus. Please read the remainder of this prospectus carefully.

The Contract

An annuity is a contract between you (the Owner) and an insurance company (American Family Life Insurance Company) in which you agree to make one or more payments to Us and, in return, We agree to pay a series of payments to you at a later date. The American Family Variable Annuity Contract is a special kind of annuity that features:

Flexible Premiums—you may add premium payments at any time.

Tax-Postponement—you generally do not have to pay taxes on earnings until you take money out by surrender, partial surrender, or We make income payments to you, or We pay the death benefit.

Variable Investments—you can direct your premium into any of nine Subaccounts. Each Subaccount invests exclusively in a single portfolio of a fund. The money you invest in the Subaccounts will fluctuate daily based on the performance of the portfolios. You bear the investment risk on the amounts you invest in the Subaccounts.

You can also direct money to the Fixed Account. Amounts in the Fixed Account earn interest annually at a fixed rate that is guaranteed by Us never to be less than 3%, and may be more. We guarantee the interest, as well as principal, on money placed in the Fixed Account.

Like all deferred annuities, the Contract has two phases: the “accumulation” period and the “pay-out” period. During the accumulation period, you can allocate money to any combination of investment alternatives. Any earnings on your investments accumulate tax-postponed until they are withdrawn. The payout period begins once you start receiving regular income payments from the Contract. The money you can accumulate during the accumulation period will directly determine the dollar amount of any income payments you receive.

This Contract cannot be offered in any state where it is not lawful to make such offer.

How to Invest

You may obtain a Contract application from your American Family agent who is also a registered representative. You may purchase the Contract with a single payment of $750 or more. In certain circumstances and subject to our sole discretion, We may accept lower initial premium payments. We will not issue a Contract if the Annuitant is older than age 80 on the issue date.

You can pay an additional premium of $50 or more at any time before the Annuity Commencement Date. You must send all premium payments after the initial premium payment to Our Remittance Processing Center at 6000 American Parkway, Madison, Wisconsin 53777-0001. Alternatively, you may authorize Us to draw on an account by electronic debit.

We may limit the total premium(s) paid to Us during any Contract year.

Cancellation—The 10 Day Free-Look Period

Within 10 days after you receive your Contract, you may receive a refund by either returning the Contract to Us or providing written notice of cancellation. In some jurisdictions, this period may be longer than ten days. Upon receipt, We will refund an amount equal to the Accumulation Value, without deduction for any charges normally assessed. Or, if greater, and required by the law of your state, We will refund your premium payments. We will pay the refund within seven calendar days after We receive the Contract. The Contract will then be deemed void.

Investment Options

You may invest your money in any of 11 portfolios by directing it into the corresponding Subaccount. The portfolios available to you under the Contract are:

Federated Insurance Series

Federated International Equity Fund II

Federated Quality Bond Fund II

Fidelity Variable Insurance Products Fund

Fidelity VIP Contrafund® Portfolio (Service Class 2)

6	The American Family Variable Annuity Prospectus

Fidelity VIP Equity-Income Portfolio (Service Class 2)

Fidelity VIP Growth & Income Portfolio (Service Class 2)

Fidelity VIP Growth Portfolio (Service Class 2)

Fidelity VIP Investment Grade Bond Portfolio (Service Class)

Fidelity VIP Mid Cap Portfolio (Initial Class)

Fidelity VIP Money Market Portfolio (Initial Class)

Vanguard Variable Insurance Fund

Vanguard VIF International Portfolio

Vanguard VIF Small Company Growth Portfolio

Beginning on June 1, 2008, the Federated International Equity Fund II Subaccount and the Federated Quality Bond Fund II Subaccount will no longer be available to receive premium payments and amounts transferred from other Subaccounts and the Fixed Account subject to the following two exceptions. If you are invested in the Federated International Equity Fund II Subaccount or the Federated Quality Bond Fund II Subaccount on June 1, 2008, or if you elected to invest in either Subaccount in an application to purchase the Contract dated on or before May 16, 2008 and submitted to Us prior to June 1, 2008 and your Contract was issued after that date, you may allocate premium payments and transfer amounts from the other Subaccounts and the Fixed Account to that Subaccount until the date of the Substitution.

You may continue to transfer amounts from the Federated International Equity Fund II Subaccount and the Federated Quality Bond Fund II Subaccount to the other Subaccounts and the Fixed Account until the date of the Substitution. On the date of the Substitution, We will automatically transfer any part of your Accumulation Value remaining in the Federated International Equity Fund II Subaccount to the Vanguard VIF International Subaccount and in the Federated Quality Bond Fund II Subaccount to the Fidelity Investment Grade Bond Subaccount. The Federated International Equity Fund II Subaccount and the Federated Quality Bond Fund II Subaccount will cease as funding choices under the Contract on the date of the Substitution. For more information about the Substitution, see “The Substitution.” Following the Substitution, the Contract will have 10 funding choices-the Fixed Account and 9 Subaccounts.

Each Subaccount invests exclusively in shares of one portfolio of a fund. Each portfolio’s assets are held separately from the other portfolios and each portfolio has separate investment objectives and policies. The portfolios are described in their own prospectuses that accompany this prospectus. The value of your investment in the Subaccounts will fluctuate daily based on the investment results of the portfolios in which you invest, and on the fees and charges We deduct.

Depending on market conditions, you can gain or lose money in any of the Subaccounts. We reserve the right to offer other investment choices in the future.

You may also direct your money to the Fixed Account and receive a guaranteed rate of return. Money you place in the Fixed Account will earn interest during the Contract year at a fixed rate that We guarantee to be no less than 3.0%.

Transfers

You have the flexibility to transfer assets within your Contract. At any time during the accumulation period and after the first 20 days following the date We issue the Contract, you may transfer amounts among the Subaccounts and between the Fixed Account and the Subaccounts. Certain restrictions apply.

Transfers from one or more Subaccounts to the Fixed Account, from the Fixed Account to one or more Subaccounts or among the Subaccounts must be at least $250 or the total Accumulation Value in the Subaccount(s) or Fixed Account, if less. Beginning on June 1, 2008, We will no longer allow transfers to either the Federated International Equity Fund II Subaccount or the Federated Quality Bond Fund II Subaccount subject to the following two exceptions. If you are invested in either the Federated International Equity Fund II Subaccount or the Federated Quality Bond Fund II Subaccount on June 1, 2008, or if you elected to invest in either Subaccount in an application to purchase the Contract dated on or before May 16, 2008 and submitted to Us prior to June 1, 2008 and your Contract was issued after that date, you may allocate premium payments and transfer amounts from the other Subaccounts and the

7

Highlights (continued)

Fixed Account to that Subaccount until the date of the Substitution.

Only one transfer may be made from the Fixed Account each Contract year.

You may not transfer more than 25% of the Accumulation Value in the Fixed Account as of the date of transfer. If such transfer causes the Accumulation Value in the Fixed Account to fall below $1,000, We will transfer the full Accumulation Value.

You may make 12 free transfers each Contract year. We impose a $25 charge per transfer on each transfer after the twelfth during a Contract year. Transfers made under the asset reallocation and dollar cost averaging programs do not count toward the 12 free transfers. (For Oregon contracts only: Each transfer after the twelfth transfer in a Contract year is subject to our approval.)

Automatic Asset Reallocation Program

Under the automatic asset reallocation program, We will automatically transfer amounts monthly, quarterly, semi-annually or annually to maintain a particular percentage allocation among the Subaccounts. Automatic asset reallocation is available only during the accumulation period. You cannot choose the Automatic Asset Reallocation Program if you are participating in the Dollar Cost Averaging Program.

Dollar Cost Averaging Program

The dollar cost averaging program permits you to systematically transfer (on a monthly, quarterly, semi-annual or annual basis) a set dollar amount from the Fidelity VIP Money Market Subaccount to the other Subaccounts. Dollar cost averaging is available only during the accumulation period. The minimum transfer amount is $250. You cannot choose the Dollar Cost Averaging Program if you are participating in the Automatic Asset Reallocation Program.

Access to Your Money

During the accumulation period, you may request a partial surrender of part of your Accumulation Value or you may also fully surrender the Contract and receive its Surrender Value.

Partial surrenders are subject to the following conditions:

the minimum amount you can withdraw is $250; and

you may not make a partial surrender if the withdrawal plus the surrender charge and the partial surrender processing fee would cause the Accumulation Value to fall below $1,000.

Surrenders and partial surrenders may be subject to a surrender charge. In any Contract year after the first, you may withdraw a portion of your Accumulation Value, called the free withdrawal amount, without incurring a surrender charge.

You may have to pay Federal income taxes and a penalty tax on any money you fully or partially surrender from the Contract.

Death Benefit

We will pay a death benefit on the death of the Annuitant or Owner before the Annuity Commencement Date.

The death benefit equals the greater of:

the Accumulation Value on the later of the date that We receive due proof of death and the date when We receive the Beneficiary’s instructions on payment method at Our Home Office (We must receive payment instructions within 60 days of the date of death); or

the minimum death benefit. The minimum death benefit equals the sum of all premium payments, minus reductions for partial surrenders.

If the Annuitant or Owner is Attained Age 80 or older at the time of death, the death benefit is the Accumulation Value as determined above.

Fees and Charges

Mortality and Expense Risk Charge. We will deduct a daily mortality and expense risk charge from your Accumulation Value in each Subaccount at an annual rate of 1.00%.

Asset-Based Administrative Charge. We will deduct a daily administrative charge from your Accumulation Value in each Subaccount at an annual rate of 0.15%.

8	The American Family Variable Annuity Prospectus

Annual Contract Fee. We currently deduct an annual contract fee of $30 from your Accumulation Value on the last Business Day of each Contract year during the accumulation period, on the date when the Contract is surrendered, and on the Annuity Commencement Date. We guarantee this charge will not exceed $50. We currently waive deduction of the charge for Contracts whose Accumulation Value is over $20,000 on the date of assessment.

Transfer Fee. You may make 12 free transfers each Contract year. We impose a $25 charge per transfer on each transfer after the twelfth during a Contract year before the Annuity Commencement Date.

Partial Surrender Processing Fee. For each partial surrender, We deduct a processing fee of 2% of the amount surrendered, up to $25, from the remaining Accumulation Value.

Surrender Charge. During the accumulation period, you may withdraw all or part of your Surrender Value before the Annuitant’s death. Certain withdrawals may be taken without payment of any surrender charge. Other withdrawals are subject to surrender charges.

We calculate the surrender charge from the date you made the premium payment(s) being withdrawn. The surrender charge applies during the entire nine year period following each premium payment, and will vary depending on the number of years since you made the premium payment(s) being withdrawn.

Year in Which Withdrawal/Surrender is Made (From Date of Premium Payment):

1	2	3	4	5	6	7	8	9	10+

Surrender Charge:
8%	7%	6%	5%	4%	3%	2%	1%	1%	0

In determining surrender charges, We will treat your premium payments as being withdrawn in the order in which We received them—that is on a first-in, first-out basis. We also treat premium payments as being withdrawn before earnings.

We do not assess a surrender charge on:

the death benefit;

the withdrawal of premium payments you paid Us more than nine years ago;

proceeds applied to a settlement option with a fixed payout period of at least five years;

proceeds applied to a settlement option with a life contingency; or

the free withdrawal amount.

Each Contract year after the first Contract year, you may withdraw the free withdrawal amount, which is an amount equal to 10% of total premium payments minus any prior partial surrenders, without payment of a surrender charge.

For information concerning compensation paid for the sale of the Contracts, See “Distribution of the Contracts.”

Premium Taxes. We will deduct state premium taxes, which currently range from 0% up to 3.5%, if your state requires Us to pay the tax. If applicable, We will make the deduction either: (a) from premium payments as We receive them, (b) from your Surrender Value upon surrender or partial surrender, (c) on the Annuity Commencement Date, or (d) upon payment of a death benefit.

Portfolio Management Fees and Charges. Each portfolio deducts portfolio management fees and charges from the amounts you have invested in the portfolios. In addition, four portfolios deduct 12b-1 fees. See the Fee Table in this prospectus and the prospectuses for the portfolios.

Settlement Options

The Contract allows you to receive income payments under one of six settlement options beginning on the Annuity Commencement Date you select if the Contract has been in force at least five years. The latest Annuity Commencement Date you may select is the Contract anniversary when the oldest Annuitant is age 95. You may receive income payments for a specific period of time, or for life with or without a guaranteed number of payments.

9

Highlights (continued)

We will use your Accumulation Value (less any applicable premium taxes) on the Annuity Commencement Date to fund your income payments under the settlement option you choose.

Federal Tax Status

Generally, a Contract’s earnings are not taxed until you take them out. For Federal tax purposes, if you take money out of a non-qualified contract during the accumulation period, including a surrender or partial surrender payment, earnings come out first and are taxed as ordinary income. If you are younger than 59 1/2 when you take money out, you also may be charged a 10% Federal penalty tax on the amount includable in income. The income payments you receive during the payout period are considered partly a return of your original investment so that part of each payment is not taxable as income until the “investment in the contract” has been fully recovered.

Death benefits are taxable and generally are included in the income of the recipient as follows: if received under a settlement option, death benefits are taxed in the same manner as income payments; if not received under a settlement option (for instance, if paid out in a lump sum), death benefits are taxed in the same manner as a full surrender or partial surrender. Different tax consequences may apply for a qualified Contract. For a further discussion of the Federal tax status of variable annuity contracts, see “Federal Tax Matters.”

Inquiries

If you need additional information, please contact Us at:

American Family Life Insurance Company

6000 American Parkway

Madison, Wisconsin 53783-0001

1-888-428-5433 (toll free)

10	The American Family Variable Annuity Prospectus

Fee Table

The following tables describe the fees and expenses that are payable when buying, owning, and surrendering the Contract. The first table describes the fees and expenses that are payable at the time that you buy the Contract, surrender the Contract, or transfer Accumulation Value among the Subaccounts and the Fixed Account.

Your Transaction Expenses	Guaranteed Maximum Charge	Current Charge

Sales Charge Imposed on Premium Payments	None	None

Partial Surrender Processing Fee	2% of amount withdrawn up to $25	2% of amount withdrawn up to $25

Surrender Charge (as a percentage of your premium payment)[1]	8%	8%

Transfer Fee[2]	$25	$25

[1]	We do not assess a surrender charge on death benefit payments or the free withdrawal amount. We do assess a surrender charge if you surrender your Contract, partially surrender its Surrender Value, or annuitize under the Contract in certain cases.
[2]	We waive the transfer fee for the first twelve transfers in a Contract Year. We assess a charge of $25 for the thirteenth and each additional transfer in a Contract Year.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including the fees and expenses for each portfolio.

Your Periodic Expenses	Guaranteed Maximum Charge	Current Charge

Annual Contract Fee[3]	$50	$30

Variable Account Annual Expenses (as a percentage of average daily net assets in the Subaccounts)

Mortality and Risk Charge	1.00%	1.00%

Administrative Expenses	0.15%	0.15%

Total Variable Account Annual Expenses	1.15%	1.15%

[3]	We will also deduct a pro rata portion of this fee on the Annuity Commencement Date or the date you surrender your Contract. We currently waive deduction of the charge for Contracts whose Accumulation Value is over $20,000 on the date of assessment.

11

Fee Table (continued)

The next table describes the portfolio fees and expenses that you will pay periodically during the time that you own the Contract. The table shows the minimum and maximum fees and expenses charged by any of the portfolios for the fiscal year ended December 31, 2007. More detail concerning each portfolio’s fees and expenses is contained in the prospectus for each portfolio.

Annual Portfolio Operating Expenses

	Minimum	Maximum
Total Annual Portfolio Operating Expenses (expenses that are deducted from portfolio assets include management fees, distribution [and/or service] (12b-1) fees, and other expenses)[4]	%	%

[4]	For certain portfolios, certain expenses were voluntarily reimbursed or fees waived during 2007. It is anticipated that the voluntary expense reimbursement and fee waiver arrangements will continue past the current year, although they may be terminated at any time. After taking into account these arrangements, annual portfolio operating expenses would have been:

Portfolio	Advisory Fee	Other Expenses	12b-1 Fee	Total Expenses (before voluntary fee waivers and reimbursements)	Net Total Expenses (after voluntary fee waivers and reimbursements)
Federated Insurance Series
Federated International Equity Fund II	%	%	N/A	%	%
Federated Quality Bond Fund II	%	%	N/A	%	%
Fidelity Variable Insurance Products Fund
Fidelity VIP Money Market Portfolio (Initial Class)%		%	N/A	%	%
Fidelity VIP Equity-Income Portfolio (Service Class 2)%		%	%	%	%
Fidelity VIP Growth Portfolio (Service Class 2)%		%	%	%	%
Fidelity VIP Investment Grade Bond Portfolio (Service Class)%		%	%	%	%
Fidelity VIP Contrafund® Portfolio (Service Class 2)%		%	%	%	%
Fidelity VIP Growth & Income Portfolio (Service Class 2)%		%	%	%	%
Fidelity VIP Mid Cap Portfolio (Initial Class)%		%	N/A	%	%
Vanguard Variable Insurance Fund
Vanguard VIF International Portfolio	%	%	%	%	%
Vanguard VIF Small Company Growth Portfolio	%	%	N/A	%	%

Although not contractually obligated to do so, the Advisers for Federated International Equity Fund II and Federated Quality Bond Fund II voluntarily waived certain amounts.

Although the Federated Quality Bond Fund II has adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Federated Quality Bond Fund II did not pay or accrue a distribution (12b-1) fee during the fiscal year ended December 31, 2007. The Federated Quality Bond Fund II has no present intention of paying or accruing the distribution (12b-1) fee during the fiscal year ending December 31, 2008.

A portion of the brokerage commissions that the Fidelity VIP Growth Portfolio, the Fidelity VIP Contrafund® Portfolio, the Fidelity VIP Growth & Income Portfolio and the Fidelity VIP Mid Cap Portfolio pay may be reimbursed and used to reduce the fund’s expenses. In addition, through arrangements with the fund’s custodian, credits realized as a result of uninvested cash balances are used to reduce the fund’s custodian expenses. These offsets may be discontinued at any time.

Examples

The Examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Owner transaction expenses, annual contract fee, mortality and expense risk charge, administrative charge and portfolio fees and expenses.

Each Example assumes that you invest $10,000 in the Contract for the time periods indicated and that your investment has a 5% return each year.

12	The American Family Variable Annuity Prospectus

Example 1

The first Example immediately below assumes the maximum fees and expenses of any of the portfolios as set forth in the Total Annual Portfolio Operating Expenses table. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as described below.

(1)	If you decide to fully surrender your Contract at the end of the applicable time period and surrender charges are deducted:

1 Year	3 Years	5 Years	10 Years
$	$	$	$

(2)	If you decide to annuitize your Contract at the end of the applicable time period and surrender charges are deducted:

1 Year	3 Years	5 Years	10 Years
$	$	$	$

(3)	If you decide not to surrender your Contract (Surrender charges are not deducted):

1 Year	3 Years	5 Years	10 Years
$	$	$	$

Example 2

The second Example immediately below assumes the minimum fees and expenses for any of the portfolios as set forth in the Total Annual Portfolio Operating Expenses table. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as described below.

(1)	If you decide to fully surrender your Contract at the end of the applicable time period and surrender charges are deducted:

1 Year	3 Years	5 Years	10 Years
$	$	$	$

(2)	If you decide to annuitize your Contract at the end of the applicable time period and surrender charges are deducted:

1 Year	3 Years	5 Years	10 Years
$	$	$	$

(3)	If you decide not to surrender your Contract (Surrender charges are not deducted):

1 Year	3 Years	5 Years	10 Years
$	$	$	$

The examples assume that you made no transfers. The examples also do not take into account any premium taxes. The examples reflect the annual contract fee of $30 as an annual charge of     % which We calculated by dividing the total annual contract fees we collected under the Contracts last year by the total average net assets for the Contracts.

13

Fee Table (continued)

Please remember that the examples are simply illustrations and do not represent past or future expenses.

Your actual expenses may be higher or lower than those shown in the examples. Similarly, your rate of return may be more or less than the 5% assumed in the examples. There is no assurance that any such waiver or expense reimbursement will continue for the period shown.

Condensed Financial Information

Tables showing the accumulation unit information for each Subaccount of the Variable Account available under the Contract are presented in Appendix A—Condensed Financial Information.

14	The American Family Variable Annuity Prospectus

About American Family Life Insurance Company and the Variable Account

American Family Life Insurance Company

We are a stock life insurance company. We were incorporated under Wisconsin law in 1957. We are subject to regulation by the Office of the Commissioner of Insurance of the state of Wisconsin, as well as by the insurance departments of all other states in which We do business. We established the Variable Account to support the investment options under the Contract and under other variable annuity contracts We may issue. Our General Account supports the Fixed Account option under the Contract.

We are a wholly owned subsidiary of Am Fam, Inc. Am Fam, Inc. is a downstream holding company and a wholly owned subsidiary of American Family Mutual Insurance Company (“American Family Mutual”). American Family Mutual is one of the leading property/casualty insurance companies in the United States with operations in eighteen states located primarily in the Midwest. American Family Mutual offers a broad line of insurance coverage to individuals and businesses, including automobile, accident and health, homeowners, farm owners, mobile homeowners, inland marine, burglary, commercial, personal and fire coverage.

The Variable Account

We established American Family Variable Account II as a separate investment account under Wisconsin law. We own the assets in the Variable Account and We are obligated to pay all benefits under the Contracts. We may use the Variable Account to support other variable annuity contracts We issue. The Variable Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940 and qualifies as a “separate account” within the meaning of the Federal securities laws. This registration does not involve supervision of the management or investment practices or policies of the Variable Account by the Securities and Exchange Commission. We have divided the Variable Account into Subaccounts, each of which invests in shares of one portfolio of the following funds:

Federated Insurance Series

Fidelity Variable Insurance Products Fund

Vanguard Variable Insurance Funds

The Subaccounts buy and sell portfolio shares at net asset value. Any dividends and distributions from a portfolio are reinvested at net asset value in shares of that portfolio.

Income, gains, and losses, whether or not realized, from assets allocated to the Variable Account will be credited to or charged against the Variable Account without regard to Our other income, gains, or losses. Income, gains, and losses credited to, or charged against, a Subaccount reflect the Subaccount’s own investment performance and not the investment performance of Our other assets. The Variable Account assets are held separate from Our other assets and are not part of Our General Account. We may not use the Variable Account’s assets to pay any of Our liabilities other than those arising from the Contracts. If the Variable Account’s assets exceed the required reserves and other liabilities, We may transfer the excess to Our General Account. The Variable Account may include other Subaccounts that are not available under the Contracts and are not discussed in this prospectus.

If investment in the funds or a particular portfolio is no longer possible or in Our judgment becomes inappropriate for the purposes of the Variable Account, We may substitute another fund or portfolio without your consent. The substituted fund or portfolio may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future premiums, or both. However, no such substitution will be made without any necessary approval of the SEC. Furthermore, We may close Subaccounts to allocations of premiums or Accumulation Value, or both, at any time in Our sole discretion. The funds, which sell their shares to the Subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the Subaccounts.

In addition, We reserve the right to make other structural and operational changes affecting the Variable Account. See “Other Information—Modifying the Contract.”

15

The Portfolios

The Variable Account invests in shares of certain portfolios. Each portfolio is part of a mutual fund that is registered with the Securities and Exchange Commission as an open-end management investment company. This registration does not involve supervision of the management or investment practices or policies of the portfolios or mutual funds by the Securities and Exchange Commission.

Each portfolio’s assets are held separate from the assets of the other portfolios, and each portfolio has investment objectives and policies that are different from those of the other portfolios. Thus, each portfolio operates as a separate investment fund, and the income or losses of one portfolio generally have no effect on the investment performance of any other portfolio.

The following table summarizes each portfolio’s investment objective(s) and identifies its investment adviser (and subadviser, if applicable). There is no assurance that any of the portfolios will achieve its stated objective(s). You can find more detailed information about the portfolios, including a description of risks and expenses, in the prospectuses for the portfolios that accompany this prospectus. You should read these prospectuses carefully.

Portfolio	Investment Objective and Investment Adviser
Federated International Equity Fund II

Investment Objective: Seeks total return on assets by investing primarily in equity securities of companies based outside of the United States.

Investment Adviser: Federated Global Investment Management Corp.

Federated Quality Bond Fund II

Investment Objective: Seeks to provide current income by investing in a diversified portfolio of investment grade fixed income securities, consisting primarily of corporate debt securities, U.S. government and privately issued mortgage backed securities and U.S. Treasury and agency securities.

Investment Adviser: Federated Investment Management Company.

Fidelity VIP Contrafund® (Service Class 2)	Investment Objective: Seeks long-term capital appreciation. Investment Adviser: Fidelity Management & Research Company.
Fidelity VIP Equity-Income (Service Class 2)

Investment Objective: Seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund’s goal is to achieve a yield which exceeds the composite yield on the securities comprising the Standard & Poor’s 500SM Index (S&P 500®).

Investment Adviser: Fidelity Management & Research Company.

Fidelity VIP Growth & Income (Service Class 2)	Investment Objective: Seeks high total return through a combination of current income and capital appreciation. Investment Adviser: Fidelity Management & Research Company.

16	The American Family Variable Annuity Prospectus

Portfolio	Investment Objective and Investment Adviser
Fidelity VIP Growth (Service Class 2)	Investment Objective: Seeks to achieve capital appreciation. Investment Adviser: Fidelity Management & Research Company.
Fidelity VIP Investment Grade Bond (Service Class)

Investment Objective: Seeks as high a level of income as is consistent with preservation of capital. The portfolio normally invests at least 80% of its assets in investment grade debt securities and repurchase agreements for those securities.

Investment Adviser: Fidelity Management & Research Company

Fidelity VIP Mid Cap (Initial Class)

Investment Objective: Seeks long-term growth of capital. The Portfolio normally invests at least 80% of its assets in securities of companies with medium market capitalizations.

Investment Adviser: Fidelity Management & Research Company.

Fidelity VIP Money Market (Initial Class)

Investment Objective: Seeks as high a level of current income as is consistent with preservation of capital and liquidity. An investment in a money market portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any government agency. During extended periods of low interest rates, the yield of a money market subaccount may also become extremely low and possibly negative.

Investment Adviser: Fidelity Management & Research Company.

Vanguard VIF International

Investment Objective: The Portfolio seeks to provide long-term capital appreciation by investing predominantly in the stocks of companies located outside the United States.

Investment Advisers: Schroeder Investment Management North America Inc. and Baillie Gifford Overseas Ltd.

Vanguard VIF Small Company Growth

Investment Objective: The Portfolio seeks long-term capital by investing primarily in small-capitalization stocks of companies that are considered to offer favorable prospects for growth and price appreciation.

Investment Advisers: Granahan Investment Management, Inc. and Grantham, Mayo, Van Ottoloo & Co. LLC.

17

The Portfolios (continued)

These portfolios are not available for purchase directly by the general public, and are not the same as other mutual fund portfolios with very similar or nearly identical names that are sold directly to the public. However, the investment objectives and policies of certain portfolios available under the Contract are very similar to the investment objectives and policies of other portfolios that are or may be managed by the same investment adviser or manager. Nevertheless, the investment performance of the portfolios available under the Contract may be lower or higher than the investment performance of these other (publicly available) portfolios. There can be no assurance, and We make no representation, that the investment performance of any of the portfolios available under the Contract will be comparable to the investment performance of any other portfolio, even if the other portfolio has the same investment adviser or manager, the same investment objectives and policies, and a very similar name.

We do not provide any investment advice and do not recommend or endorse any particular portfolio. You bear the risk of any decline in the Accumulation Value of your Contract resulting from the performance of the portfolio you have chosen.

Portfolio Management Fees and Charges

Each portfolio deducts portfolio management fees and charges from the amounts you have invested in the portfolios. In addition, five portfolios deduct 12b-1 fees. See the Fee Table in this prospectus and the prospectuses for the portfolios.

We select the portfolios offered through this Contract based on several criteria, including asset class coverage, the strength of the investment adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor We consider during the selection process is whether the portfolio’s investment adviser or an affiliate will make payments to Us or Our affiliates. We review the portfolios periodically and may remove a portfolio or limit its availability to new premium payments and/or transfers of Accumulation Value if We determine that the portfolio no longer meets one or more of the selection criteria, and/or if the portfolio has not attracted significant allocations from Owners.

We receive compensation from certain investment advisers and/or administrators (and/or an affiliate thereof) of the portfolios in connection with administrative services and cost savings experienced by the investment advisers, administrators or affiliates. Such compensation may range up to 0.25% and is based on a percentage of assets of the particular portfolios attributable to the Contract. Some advisers, administrators, or portfolios may pay Us more than others. American Family Securities, LLC, our wholly owned subsidiary broker-dealer, also receives a portion of the 12b-1 fees deducted from certain funds’ portfolio assets as reimbursement for providing certain services permitted under the 12b-1 plans of those portfolios. The 12b-1 fees are deducted from the assets of the portfolio and decrease the portfolio’s investment return.

Please read the portfolio prospectuses to obtain more complete information regarding the portfolios. Keep these prospectuses for future reference.

Third Party Administrator

While American Family has overall responsibility for the administration of the Contracts, it has retained the services of Alliance-One Services, Inc. (the “Administrative Service Center”), pursuant to a Third Party Administration Agreement. Such administrative services may include issuance of the Contracts and maintenance of Owner records. The Company compensates the Administrative Service Center for all fees and charges it incurs.

Throughout 2008, American Family will be transferring responsibility for such administrative services from Alliance-One Services, Inc. to American Family’s Home Office. It is anticipated that all such services will be performed at the Home Office on or before March 31, 2009, at which time the Third Party Administration Agreement will terminate.

18	The American Family Variable Annuity Prospectus

The Accumulation Period

The accumulation period begins when We issue your Contract and continues until the Annuity Commencement Date. The accumulation period will also end if you surrender your Contract, or a death benefit is payable, before the payout period.

Purchasing a Contract

You may purchase a Contract with a premium payment of $750 or more. In certain circumstances and subject to our sole discretion, We may accept lower initial premium payments. The first premium payment is the only one We require you to make.

To purchase a Contract, you must complete an application and send it with your premium to Us at Our Home Office through one of Our authorized agents who is also a registered representative. Contracts may be sold to or in connection with retirement plans that qualify for special tax treatment.

If you are purchasing the Contract through a tax favored arrangement, including IRAs, Roth IRAs, and SIMPLE IRAs, you should carefully consider the costs and benefits of the Contract (including annuity income benefits) before purchasing the Contract, since the tax favored arrangement itself provides for tax sheltered growth.

We will not issue you a Contract if the Annuitant is older than attained age 80 on the issue date.

Although We do not anticipate delays in Our receipt and processing of applications or premium payment requests, We may experience such delays to the extent agents fail to forward applications and premium payments to Our Home Office on a timely basis.

Cancellation—The 10 Day Free-Look Period

You have the right to cancel the Contract for any reason within 10 days after you receive it. In some jurisdictions, this period may be longer than 10 days. To cancel the Contract, you must provide written notice of cancellation or return the Contract to Us at Our Administrative Service Center, or to the registered representative who sold it, before the end of the Free-Look Period. We deem the Free-Look Period to begin 10 days after We deliver the Contract to you.

Upon exercise of your free-look right, We will refund an amount equal to the Accumulation Value, without deduction for any surrender charge normally assessed. Or, if greater, and required by the law of your state, We will refund your premium payments. We will pay the refund within seven calendar days after We receive the Contract. The Contract will then be deemed void.

Designating Your Investment Options

When you complete your application, you will give Us instructions on how to allocate your first premium payment among the nine Subaccounts and the Fixed Account. The amount you direct to a particular Subaccount and/or to the Fixed Account must be in whole percentages from 1% to 100% of the premium payment.

If your application is complete, American Family Securities, LLC, the distributor of the Contracts, approves the application, and your premium payment has been received at Our Home Office, We will issue your Contract within two business days of its receipt, and credit your initial premium payment to your Contract. We deem receipt to occur on a Business Day if We receive your properly completed application and premium payment at Our Home Office before 4:00 p.m. Eastern Time. If received on or after 4:00 p.m. Eastern Time, We deem receipt to occur on the following Business Day.

If your application is incomplete, We will contact you and seek to complete it within five business days. If We cannot complete your application within five business days after We receive it, We will return your premium payment, unless you expressly permit Us to keep it. We will credit the payment as soon as We receive all necessary application information. We regard American Family Securities’ approval of any application, premium payment or transaction request, to the extent required by appropriate regulatory authorities, as a pre-condition for receipt of such application, payment or request.

The date We credit your initial premium payment to your Contract is the issue date. We allocate your initial premium payment among the Subaccounts and the Fixed Account according to your instructions.

We may reject any application or premium payment for any reason permitted by law. We may also be required to provide additional information about you and your account to government regulators.

19

The Accumulation Period (continued)

Additional Premium Payments

There are no requirements on how many premium payments to make. You determine the amount and timing of each additional premium payment, except that the premium payment must be at least $50. In certain circumstances and subject to our sole discretion, We may accept lower additional premium payments. You may make premium payments at any time until the earliest of: (a) the Annuity Commencement Date; (b) the date you surrender the Contract; or (c) the year you reach age 70 1/ 2 for qualified Contracts (other than Roth IRAs and rollovers and transfers).

We reserve the right not to accept an initial premium payment or total premium payments of $1,000,000 or more. The Tax Code may also limit the amount of premium payments you may make.

We will credit any additional premium payments you make to your Contract at the accumulation unit value next computed at the end of the Business Day on which We receive them at Our Remittance Processing Center at 6000 American Parkway, Madison, Wisconsin 53777-0001. Our Business Day ends at 4:00 p.m. Eastern Time (1:00 p.m. Pacific Time). If We receive your premium payments at or after 4:00 p.m. Eastern Time, We will calculate and credit them as of the end of the next Business Day.

We will direct your premium payment to the Subaccounts and/or the Fixed Account according to your written instructions in effect at the time We receive it at Our Remittance Processing Center. You may change your instructions at any time by sending Us a written request or by telephone authorization. Changing your allocation instructions will not change the way existing Accumulation Value is apportioned among the Subaccounts or the Fixed Account.

Planned Premium Payments

You may elect to participate in Our planned premium payment program. Under this program, you will provide Us with a schedule showing the amount and frequency of any additional premium payments you intend to make under the Contract. Your minimum planned premium payment must be at least $50. We will forward to you an annual, semiannual or quarterly premium payment reminder notice. You are under no obligation to make premium payments in accordance with the schedule. You may also choose to have premium payments automatically deducted monthly, quarterly, semiannually or annually from your bank account or other source under the electronic payment plan.

We reserve the right to limit the number and amount of any planned premiums payments.

The Accumulation Value in a Subaccount will vary with the investment performance of that Subaccount. You bear the entire investment risk for amounts you allocate to the Subaccounts. You should periodically review your premium payment allocation instructions in light of market conditions and your overall financial objectives.

If mandated under applicable law, We may be required to reject a premium payment. We may also be required to provide additional information about you and your account to government regulators.

20	The American Family Variable Annuity Prospectus

Your Accumulation Value

Accumulation Value

The Accumulation Value serves as the starting point for calculating values under a Contract.

Accumulation Value:

Equals the sum of all values in the Fixed Account, and in each Subaccount;

Is determined first on the Issue Date and then on each Business Day (as of 4:00 p.m. Eastern Time); and

Has no guaranteed minimum amount and may be more or less than premiums paid.

Surrender Value

The Surrender Value is the amount We pay to you when you surrender your Contract. We determine the Surrender Value at the end of the valuation period when We receive your written surrender request.

Surrender Value at the end of any Business Day equals:

the Accumulation Value on the surrender date; minus

any surrender charge; minus

any state premium tax due; minus

any portion of the annual contract fee due.

Subaccount Accumulation Value

At the end of any valuation period, the Accumulation Value in a Subaccount is equal to the number of units in the Subaccount multiplied by the Accumulation Unit Value of that Subaccount.

The number of units in any Subaccount at the end of any Business Day equals:

the initial units purchased at the Accumulation Unit Value on the Issue Date; plus units purchased with additional premium payments; plus

units purchased via transfers from another Subaccount or the Fixed Account; minus units redeemed to pay for the annual contract fee; minus

units redeemed to pay for partial surrenders; minus

units redeemed as part of a transfer to another Subaccount or the Fixed Account.

Every time you allocate or transfer money to or from a Subaccount, We convert that dollar amount into units. We determine the number of units We credit to, or subtract from, your Contract by dividing the dollar amount of the transaction by the unit value for that Subaccount at the end of the valuation period. We determine a unit value for each Subaccount as of 4:00 p.m. Eastern Time each Business Day.

Accumulation Unit Value

We determine the Accumulation Unit Value for each Subaccount to reflect how investment performance affects the Accumulation Value. The Accumulation Unit Value for each Subaccount was arbitrarily set at $10 when the Subaccount began operations. Thereafter, the Accumulation Unit Value at the end of every valuation period is the Accumulation Unit Value at the end of the previous valuation period times the net investment factor, as described below.

The net investment factor is an index applied to measure the investment performance of a Subaccount from one valuation period to the next. Each Subaccount has a net investment factor for each valuation period which may be greater or less than one. Therefore, Accumulation Unit Value may increase or decrease. The net investment factor for any Subaccount for any valuation period equals:

the portfolio net asset value, determined at the end of the current valuation period; plus the amount of any dividend or capital gains distributions; plus or minus the per share charge or credit for any taxes attributable to the operation of the Subaccount; divided by the portfolio net asset value for the immediately preceding valuation period; minus a daily charge for the mortality and expense risk and asset-based administrative charges.

The net investment factor may be greater or less than one.

21

Your Accumulation Value (continued)

Fixed Account Accumulation Value

On the issue date, the Fixed Account Accumulation Value is equal to the net premiums allocated to the Fixed Account.

The Fixed Account Accumulation Value at the End of Any Business Day is Equal to:

the net premium(s) allocated to the Fixed Account; plus

any amounts transferred to the Fixed Account; plus

interest credited to the Fixed Account; minus

amounts deducted to pay for the annual contract fee; minus

amounts withdrawn from the Fixed Account; minus

amounts transferred from the Fixed Account to a Subaccount.

Interest will be credited to the Fixed Account on each Business Day as follows:

For amounts in the Fixed Account for the entire Contract year, interest will be credited from the beginning to the end of the Contract year.

For amounts allocated to the Fixed Account during the Contract year, interest will be credited from the date the net premium payment is allocated to the end of the Contract year.

For amounts transferred to the Fixed Account during the Contract year, interest will be credited from the date of the transfer to the end of the Contract year.

For amounts deducted or withdrawn from the Fixed Account during the Contract year, interest will be credited from the beginning of the Contract year to the date of deduction or withdrawal.

22	The American Family Variable Annuity Prospectus

Transfers Between Investment Options

You may make transfers between and among the Subaccounts and the Fixed Account. We will determine the amount you have available for transfers at the end of the valuation period when We receive your request at Our Home Office. The following features apply to transfers under the Contract:

You may request a transfer of up to 100% of the Accumulation Value from one Subaccount to another Subaccount or to the Fixed Account in writing or by phone (as states permit). Beginning on June 1, 2008, We will no longer allow transfers to either the Federated International Equity Fund II Subaccount or the Federated Quality Bond Fund II Subaccount subject to the following two exceptions. If you are invested in either the Federated International Equity Fund II Subaccount or the Federated Quality Bond Fund II Subaccount on June 1, 2008, or if you elected to invest in either Subaccount in an application to purchase the Contract dated on or before May 16, 2008 and submitted to Us prior to June 1, 2008 and your Contract was issued after that date, you may allocate premium payments and transfer amounts from the other Subaccounts and the Fixed Account to that Subaccount until the date of the Substitution.

For transfers to the Fixed Account, you must transfer at least $250 or the total Accumulation Value in the Subaccount(s), if less than $250.

You may transfer amounts among the Subaccounts an unlimited number of times in a Contract year. For transfers among the Subaccounts, you must transfer at least $250 or the total accumulation value in the Subaccount(s) if less than $250.

We impose a $25 charge per transfer on each transfer after the twelfth during a Contract year before the Annuity Commencement Date. Transfers due to dollar cost averaging or automatic asset reallocation do not count as transfers for the purpose of assessing the transfer fee. See “Transfers Between Investment Options—Dollar Cost Averaging” and “Transfers Between Investment Options—Automatic Asset Reallocation.” Transfers made from the Federated International Equity Fund II Subaccount and the Federated Quality Bond Fund II Subaccount to the other Subaccounts and the Fixed Account between May 1, 2008 and the date of the Substitution also do not count as transfers for purposes of assessing the transfer fee.

We consider each telephone or written request to be a single transfer, regardless of the number of Subaccounts (or Fixed Account) involved.

We process transfers based on unit values determined at the end of the Business Day when We receive your transfer request. This means that if We receive your telephone or written request for transfer prior to 4:00 p.m. Eastern Time, We will process the transfer at the unit values determined as of 4:00 p.m. Eastern Time that Business Day. If We receive your telephone or written request for transfer at or after 4:00 p.m. Eastern Time, We will process the transfer at the unit values determined as of 4:00 p.m. Eastern Time on the following Business Day. We treat telephone requests as having been received once the telephone transmission ends.

Transfers from the Fixed Account:

You may make only one transfer per year from the Fixed Account to the Subaccounts.

You may not transfer more than 25% of the Accumulation Value in the Fixed Account as of the date of transfer. If such transfer causes the Accumulation Value in the Fixed Account to fall below $1,000, We will transfer the full Accumulation Value.

We reserve the right to revoke or modify the transfer privilege at any time.

Dollar Cost Averaging

You may elect to participate in a dollar cost averaging program in the application or by completing an election form that We receive. Dollar cost averaging is an investment strategy designed to reduce the investment risks associated with market fluctuations. The strategy spreads the allocation of your premium into the Subaccounts over a period of time by systematically and automatically transferring, on a monthly, quarterly, semi-annual or annual basis, specified dollar amounts from the Fidelity VIP Money Market Subaccount into any other Subaccount(s). This allows you to potentially reduce the risk of investing most of your premium payment into the Subaccounts at a time when prices are high.

23

Transfers Between Investment Options (continued)

We do not assure the success of this strategy, and success depends on market trends. We cannot guarantee that dollar cost averaging will result in a profit or protect against loss. You should carefully consider your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high.

On each dollar cost averaging transfer day, We will automatically transfer equal amounts (minimum $250) from the Fidelity VIP Money Market Subaccount to your designated “destination accounts” in the percentages selected. You may have multiple destination accounts. To participate in dollar cost averaging, you must elect a period of time and place at least $1,000 in the Fidelity VIP Money Market Subaccount.

If you have elected dollar cost averaging, the program will start on the first Business Day after the latest of:

the Contract Date; or

when the Accumulation Value of the Fidelity VIP Money Market Subaccount equals or exceeds the minimum amount stated above; or

the date requested.

Dollar cost averaging will end if:

We receive your written request to cancel your participation;

the Accumulation Value in the Fidelity VIP Money Market Subaccount is depleted; or

the specified number of transfers has been completed.

You will receive written notice confirming each transfer and when the program has ended. You are responsible for reviewing the confirmation to verify that the transfers are being made as requested. There is no additional charge for dollar cost averaging. A transfer under this program is NOT considered a transfer for purposes of assessing the transfer fee. We may modify, suspend, or discontinue the dollar cost averaging program at any time. You cannot choose dollar cost averaging if you are participating in the automatic asset reallocation program.

Automatic Asset Reallocation

We also offer an automatic asset reallocation program under which We will automatically transfer amounts monthly, quarterly, semi-annually or annually to maintain a particular percentage allocation among the Subaccounts. Accumulation Value allocated to each Subaccount will grow or decline in value at different rates. Over time, this method of investing may help you buy low. The automatic asset reallocation program does not guarantee gains, nor does it assure that you will not have losses. The Fixed Account does not participate in this program.

To participate in the automatic asset reallocation program:

you must elect this feature in the Application or after issue by submitting an automatic asset reallocation request form to Our Home Office.

There is no additional charge for the automatic asset reallocation program. Any reallocation which occurs under the automatic asset reallocation program will NOT be counted towards the 12 “free” transfers allowed during each Contract year. You can end this program at any time.

Automatic asset reallocation will end if:

We receive your written request to terminate the program.

We may modify, suspend, or discontinue the automatic asset reallocation program at any time. You cannot choose automatic asset reallocation if you are participating in the dollar cost averaging program.

Additional Limitations on Transfers

When you make a request to transfer Accumulation Value from one Subaccount to another, your request triggers the purchase and redemption of shares of the affected portfolios. Therefore, an Owner who makes frequent transfers among the Subaccounts available under this Contract causes frequent purchases and redemptions of shares of the portfolios.

Frequent purchases and redemptions of shares of the portfolios may dilute the value of the shares if the frequent trading involves an effort to take advantage of the possibility of a lag between a change in the

24	The American Family Variable Annuity Prospectus

value of the securities the portfolio holds and the reflection of that change in the portfolio’s share price. This strategy, sometimes referred to as “market timing,” involves an attempt to buy shares of a portfolio at a price that does not reflect the current market value of the securities the portfolio holds, and then to realize a profit when the shares are sold the next business day or thereafter. In addition, frequent purchases and redemptions of shares of the portfolios may increase brokerage and administrative costs of the portfolios, and may disrupt a portfolio’s portfolio management strategy, requiring it to maintain a high cash position and possibly resulting in lost opportunity costs and forced liquidations.

For the reasons discussed, frequent transfers by an Owner between the Subaccounts may adversely affect the long-term performance of the portfolios, which may, in turn, adversely affect other Owners and other persons who may have material rights under the Contract (e.g., Beneficiaries). We endeavor to protect long-term Owners by maintaining policies and procedures to discourage frequent transfers among Subaccounts under the Contracts, and have no arrangements in place to permit any Owner to engage in frequent transfer activity. If you wish to engage in such strategies, do not purchase this Contract.

If We determine that you are engaging in frequent transfer activity among the Subaccounts, We may, without prior notice, limit your right to make transfers. We monitor for frequent transfer activity among the Subaccounts based upon established parameters that are applied consistently to all Owners. Such parameters may include, without limitation, the length of the holding period between transfers into a Subaccount and transfers out of the Subaccount, the number of transfers in a specified period, the dollar amount of transfers, and/or any combination of the foregoing. For purposes of applying the parameters used to detect frequent transfers, We may aggregate transfers made in two or more Contracts that we believe are related (e.g., two Contracts with the same owner or owned by spouses or by different partnerships or corporations that are under common control). We do not apply Our policies and procedures to discourage frequent transfers to the dollar cost averaging or automatic asset reallocation programs.

If transfer activity violates Our established parameters, We will apply restrictions that We reasonably believe will prevent any disadvantage to other Owners and persons with material rights under a Contract. We will not grant waivers or make exceptions to, or enter into special arrangements with, any Owners who violate these parameters, although We may vary our policies and procedures among Our other variable insurance contracts and separate accounts and may be more restrictive with regard to certain variable contracts or Subaccounts than others. Because Our policies and procedures are discretionary and may differ among variable insurance contracts and separate accounts it is possible that some contract owners may engage in frequent transfer activity while others may bear the harm associated with such activity. We also reserve the right not to take action with respect to frequent transfer activity. If We impose any restrictions on your transfer activity, We will notify you in writing. Restrictions that We may impose include, without limitation:

limiting the frequency of transfers to not more than once every 30 days;

requiring you to make your transfer requests in writing through the U.S. Postal Service, or otherwise restricting telephone transfer privileges;

refusing to act on instructions of an agent acting under a power of attorney on your behalf; or

refusing or otherwise restricting any transfer request that We believe alone, or with a group of transfer requests, may have a detrimental effect on the Variable Account or the portfolios.

Please note that the limits and restrictions described here are subject to Our ability to monitor transfer activity. Our ability to detect harmful transfer activity may be limited by operational and technological systems, as well as by Our ability to predict strategies employed by Owners (or those acting on their behalf) to avoid detection. As a result, despite Our efforts to prevent frequent transfers among the Subaccounts available under this Contract, there is no assurance that We will be able to detect and/or to deter the frequent transfers of such Owners or intermediaries acting on behalf of Owners.

We may revise Our policies and procedures in Our sole discretion, at any time and without prior notice,

25

Transfers Between Investment Options (continued)

as We deem necessary or appropriate to better detect and deter harmful trading activity that may adversely affect other Owners, other persons with material rights under the Contracts, or portfolio shareholders generally, to comply with state or federal regulatory requirements, or to impose additional or alternative restrictions on Owners engaging in frequent transfer activity among the Subaccounts under the Contract. In addition, We may not honor transfer requests if any Subaccount that would be affected by the transfer is unable to purchase or redeem shares of its corresponding portfolio. If a portfolio’s policies and procedures require it to restrict or refuse transactions by the Variable Account as a result of activity initiated by you, We will inform you (and any third party acting on your behalf) of actions taken to affect your transfer activity. In addition, a portfolio’s policies and procedures may provide for the imposition of a redemption fee and We may be required to provide to the portfolio or its designee, promptly upon request, certain information about the trading activity of individual policy owners, and to restrict or prohibit further purchases or transfers by specific policy owners identified by the portfolio as violating its policies and procedures.

The portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the portfolios describe any such policies and procedures. The frequent trading policies and procedures of a portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of other portfolios and the policies and procedures We have adopted to discourage frequent transfers among the Subaccounts. Owners should be aware that We may not have the contractual obligation or the operational capacity to monitor Owners’ transfer requests and apply the frequent trading policies and procedures of the respective portfolios that would be affected by the transfers. Accordingly, Owners and other persons who have material rights under the Contracts should assume that the sole protection they may have against potential harm from frequent transfers is the protection, if any, provided by the policies and procedures We have adopted to discourage frequent transfers among the Subaccounts.

Owners and other persons with material rights under the Contracts also should be aware that the purchase and redemption orders received by the portfolios generally are “omnibus” orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The omnibus nature of these orders may limit the portfolios’ ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the portfolios will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may invest in the portfolios. These other insurance companies are responsible for establishing their own policies and procedures to monitor for frequent transfer activity. If their policies and procedures fail to successfully discourage frequent transfer activity, it will affect other owners of portfolio shares, as well as the contract owners of all of the insurance companies, including American Family, whose subaccounts correspond to the affected portfolios. In addition, if a portfolio believes that an omnibus order We submit may reflect one or more transfer requests from Owners engaged in frequent transfer activity, the portfolio may reject the entire omnibus order and thereby interfere with Our ability to satisfy Our contractual obligations to Owners.

We may apply the restrictions in any manner reasonably designed to prevent transfers that We consider disadvantageous to other Owners.

In Our sole discretion, We may revise our market timing procedures at any time without prior notice. We also reserve the right to implement and administer redemption fees imposed by one or more of the Funds and provide transaction information to the Funds in the future.

Telephone Transfers

You must notify Us on your application or otherwise in writing in a form acceptable to Us that you want the ability to make transfers by telephone. You may use your telephone to authorize a transfer from one Subaccount or the Fixed Account to another Subaccount or the Fixed Account, to change the

26	The American Family Variable Annuity Prospectus

allocation instructions for future investments, and/or to change automatic asset reallocation and dollar cost averaging programs.

We will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If We follow such procedures We will not be liable for any losses due to unauthorized or fraudulent instructions. We may be liable for such losses if We do not follow those reasonable procedures.

The procedures that We may follow for telephone transfers include:

providing you with a written confirmation of all transfers made according to telephone instructions;

requiring a form of personal identification prior to acting on instructions received by telephone; and

recorded instructions received by telephone.

We reserve the right to modify, restrict, suspend or eliminate the transfer privileges (including the telephone transfer facility) at any time, for any class of Contracts, for any reason.

CAUTION: Telephone transfer privileges may not always be available. Telephone systems, whether yours or your service provider’s, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay Our receipt of your request. If you are experiencing problems, you should make a written request to Our Home Office.

Transfer Fee

We will impose a transfer fee of $25 for the thirteenth and each subsequent transfer request you make per Contract year. Transfers you make pursuant to the automatic asset reallocation and dollar cost averaging programs do not count toward your 12 free transfers. See “Fees and Charges—Transfer Fee.”

27

Access to Your Money

Surrenders

At any time before the Annuity Commencement Date, you may surrender your Contract for its Surrender Value.

The Surrender Value is equal to:

the Accumulation Value on the surrender date; minus

any applicable surrender charge; minus

any premium taxes not previously deducted; minus

any portion of the annual contract fee unless waived.

The Surrender Value will be determined at the unit value next determined as of the close of business on the Business Day We receive your written request for surrender at Our Home Office, unless you specify a later date in your request. If We receive your written request at or after the close of Our Business Day, usually 4:00 p.m. Eastern Time, We will determine the Surrender Value as of the next Business Day. The Surrender Value will be paid in a lump sum unless you request payment under a settlement option. A surrender may have adverse Federal income tax consequences, including a penalty tax. See “Federal Tax Matters.”

Partial Surrenders

Before the Annuity Commencement Date, you may request a partial surrender of part of your Surrender Value. Partial surrenders are subject to the following conditions:

the minimum amount you can withdraw is $250; and

you may not make a partial surrender if the withdrawal plus the surrender charge, partial surrender processing fee and any applicable premium tax charge would cause the Accumulation Value to fall below $1,000.

We will withdraw the amount you request from the Surrender Value as of the Business Day on which you request a partial surrender from Our Home Office, provided We receive your request before the close of Our Business Day, usually 4:00 p.m. Eastern Time. If We receive your request after the close of Our Business Day, We will make the withdrawal as of the next Business Day. We will then reduce your Accumulation Value by any applicable surrender charge, the partial surrender processing fee, any applicable premium tax charge plus the dollar amount We sent to you. If the amount of the partial surrender is $5,000 or more, your request must be in writing.

You may specify how much you wish to withdraw from each Subaccount and/or the Fixed Account. If you do not specify, or if you do not have sufficient assets in the Subaccounts or Fixed Account you specified to comply with your request, We will make the partial surrender on a pro rata basis from the Fixed Account and those Subaccounts in which you are invested. We will base the pro rata reduction on the ratio that the Accumulation Value in each Subaccount and the Fixed Account has to the entire Accumulation Value before the partial surrender.

Remember, any partial surrender you take will reduce your Accumulation Value, and may reduce the death benefit by the amount of the partial surrender plus any charges. See “Death Benefit.”

Income taxes, tax penalties and certain restrictions may apply to any partial surrender you make.

Your right to surrender and make partial surrenders of a Qualified Contract is also subject to any restrictions imposed by applicable law or the terms of your employee benefit plan.

See “Fees and Charges—Surrender Charge” for an explanation of the surrender charges that may apply.

Systematic Withdrawal Plan

You can elect to receive regular payments from your Accumulation Value during the accumulation period by instructing Us to withdraw selected amounts from the Fixed Account or any of the Subaccounts. We will specify the terms of the withdrawal plan on your Application or make these withdrawals on a monthly, quarterly, semi-annual or annual basis as you direct. You must complete an enrollment form and send it to Our Home Office. You may terminate the systematic withdrawal plan at any time.

28	The American Family Variable Annuity Prospectus

There are some limitations to the systematic withdrawal plan:

withdrawals must be at least $100;

you must have a minimum balance at least equal to the amount you want to withdraw; and

We will deduct a surrender charge from any amount you withdraw in excess of your free withdrawal amount.

Income taxes and tax penalties may apply to the amount withdrawn. We may suspend or modify the systematic withdrawal plan at any time.

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Death Benefit

Death Benefit Before the Annuity Commencement Date

We will pay a death benefit if the Annuitant dies before the Annuity Commencement Date. Assuming you are an Annuitant and you die (and there is no joint owner), your Beneficiary will receive the death benefit unless the Beneficiary is your surviving spouse and elects to continue the Contract. The death benefit is calculated at the close of the Business Day on which We receive written notice and due proof of death as well as properly completed required claim forms, at Our Home Office. If the Beneficiary elects to delay receipt of the death benefit, the amount of the death benefit payable in the future may be affected. If the deceased Annuitant was not an Owner (and all the Owners are individuals), the proceeds may be received in a lump sum or applied to any of the settlement options within one year of death. If the deceased Annuitant was an Owner (or if any Owner is not an individual), then death proceeds must be distributed in accordance with the Death of Owner provisions below. If We do not receive a request to apply the death benefit proceeds to a settlement option, We will make a lump sum distribution. We will generally pay lump sum death benefit payments within seven days after Our Home Office has received sufficient information to make the payment.

Death Benefit Payable

The death benefit equals the greater of:

the Accumulation Value on the later of the date that We receive due proof of death and the date when We receive the Beneficiary’s instructions on payment method at Our Home Office (We must receive payment instructions within 60 days of the date of death); or

the minimum death benefit. The minimum death benefit equals the sum of all premium payments, minus reductions for partial surrenders.

Upon payment of the death benefit, the Contract will terminate.

If the Annuitant or Owner is Attained Age 80 or older at the time of death, the death benefit is the Accumulation Value as determined above.

Death of the Annuitant

1.	If the Annuitant dies prior to the Annuity Commencement Date, We will pay the death benefit as provided above.

2.	If the Annuitant dies after the Annuity Commencement Date but before all of the proceeds payable under the Contract have been distributed, We will pay the remaining proceeds to the Beneficiary(ies) under the method of payment in effect at the time of the Annuitant’s death, unless the Beneficiary elects to receive the discounted Value of any remaining payments in a lump sum.

Death of Owner

If any Owner of the Contract dies before the Annuity Commencement Date, the following applies:

If the new Owner is the deceased Owner’s spouse, the Contract will continue, treating the spouse of the deceased Owner as the new Owner and, if the deceased Owner was also the Annuitant, the deceased Owner’s spouse will also be the Annuitant.

If the new Owner is someone other than the deceased Owner’s spouse, the entire interest in the Contract must be distributed to the new Owner:

within five years of the deceased Owner’s death or

over the life of the new Owner, or over a period not extending beyond the life or the life expectancy of the new Owner, as long as payments begin within one year of the deceased Owner’s death.

If the deceased Owner was the Annuitant, the new Owner will be the joint Owner, if any, or if there is no joint Owner, the Beneficiary.

If the deceased Owner was not the Annuitant, the new Owner will be the joint Owner, if any, or if there is no joint Owner, the Annuitant.

If the new Owner dies after the deceased Owner but before the entire interest has been distributed, any remaining distributions will be to the new Owner’s estate.

30	The American Family Variable Annuity Prospectus

If any Owner dies on or after the Annuity Commencement Date, but before all proceeds payable under this Contract have been distributed, the Company will continue payments to the Annuitant (or, if the deceased Owner was the Annuitant, to the Beneficiary) under the payment method in effect at the time of the deceased Owner’s death.

If any Owner of this Contract is not an individual, the death of any Annuitant shall be treated as the death of an Owner.

In all events, death benefit distributions will be made from the Contract in accordance with Section 72(s) of the Internal Revenue Code of 1986, as amended.

31

Fees and Charges

We make certain charges and deductions under the Contract. These charges and deductions compensate Us for: (1) services and benefits We provide; (2) costs and expenses We incur; and (3) risks We assume.

Services and Benefits We Provide:

the death benefit under the Contract

investment options, including premium payment allocations

administration of elective options

the distribution of reports to Owners

Costs and Expenses We Incur:

costs associated with processing applications, and with issuing and administering the Contract overhead and other expenses for providing services and benefits, and sales and marketing expenses, including compensation paid in connection with the sale of the Contracts other costs of doing business, such as collecting premium payments, maintaining records, effecting transactions, and paying Federal, state, and local premium and other taxes and fees

Risk We Assume:

that the costs of providing the services and benefits under the Contracts exceed the charges We deduct

Mortality and Expense Risk Charge

As compensation for assuming mortality and expense risks, We deduct a daily mortality and expense risk charge from your assets in the Subaccounts. The charge is equal, on an annual basis, to 1.00% of the average daily net assets you have invested in the Subaccounts.

The mortality risk We assume is that Annuitants may live for a longer period of time than estimated. The mortality risk that We assume also includes a guarantee to pay a death benefit if the Owner dies before the Annuity Commencement Date. The expense risk that We assume is the risk that the administrative fees and transfer fees (if imposed) may be insufficient to cover actual future expenses. We may use any profits from the mortality and expense risk charge to pay the costs of distributing the Contracts.

Asset-Based Administrative Charge

We deduct a daily asset-based administrative charge from each Subaccount to help reimburse Us for Our administrative costs, such as Owner inquiries, changes in allocations, Owner reports, Contract maintenance costs and data processing costs. This charge is equal, on an annual basis, to 0.15% of your average daily net assets in the Subaccounts. This charge is designed to help compensate Us for the cost of administering the Contracts and the Variable Account.

Partial Surrender Processing Fee

For each partial surrender, We deduct a processing fee of 2% of the amount withdrawn, up to $25, from the remaining Accumulation Value to help reimburse Us for the administrative costs of processing partial surrenders.

Transfer Fee

A transfer fee of $25 will be imposed for the thirteenth and each subsequent transfer during a Contract year. Any unused free transfers do not carry over to the next Contract year. Each written or telephone request would be considered to be one transfer, regardless of the number of Subaccounts affected by the transfer. Transfers you make through Our automatic asset reallocation and dollar cost averaging programs do not count toward your twelve free transfers. Transfers made from the Federated International Equity Fund II Subaccount and the Federated Quality Bond Fund II Subaccount to the other Subaccounts and the Fixed Account between May 1, 2008 and the date of the Substitution also do not count toward your twelve free transfers. We deduct the transfer fee from the amount transferred.

Surrender Charge

We do not deduct a charge for sales expenses from premium payments at the time premium payments are paid to Us. However, We will deduct a surrender charge, if applicable, if you surrender your Contract or partially surrender Accumulation Value before the Annuity Commencement Date. We do not assess a surrender charge on withdrawals made if the Contract terminates due to your death or the death of the last surviving Annuitant.

32	The American Family Variable Annuity Prospectus

As a general rule, the surrender charge equals a percentage of the premium payments withdrawn that: (a) We have held for less than nine years; and (b) are not eligible for a free withdrawal. The surrender charge applies during the entire nine year period following each premium payment. The applicable percentage depends on the number of years since you made the premium payment being withdrawn, as shown on this chart:

Year in Which Withdrawal/Surrender is Made (From Date of Premium Payment)

1	2	3	4	5	6	7	8	9	10+

Surrender Charge Percentage
8%	7%	6%	5%	4%	3%	2%	1%	1%	0

In determining surrender charges, We will deem premium payments to be surrendered in the order in which they were received—that is, on a first-in, first-out basis. We also treat premium payments as being withdrawn before earnings.

Because surrender charges are based on the date each premium payment is made, you may be subject to a surrender charge, even though the Contract may have been issued many years earlier.

When you request a partial surrender, you will be sent a check in the amount you requested, less applicable tax withholding. If a surrender charge applies, your Accumulation Value will be reduced by the dollar amount We send you, plus the surrender charge, the partial surrender processing fee and any applicable premium tax charge. The deductions will be made pro rata from all Subaccounts and the Fixed Account in which the Contract is invested based on the remaining Accumulation Value in each Subaccount and the Fixed Account, unless you request otherwise.

Free Withdrawal Amount

Each Contract year, after the first Contract year, you may withdraw a portion of your Accumulation Value without incurring a surrender charge. This amount is called the free withdrawal amount. The free withdrawal amount is an amount equal to 10% of total premium payments minus any prior partial surrenders.

We do not assess a surrender charge on proceeds applied to a settlement option with a fixed pay-out period of at least five years or on a settlement option with a life contingency. You may also withdraw, free of surrender charge, any premium payment that has been held by Us for more than nine years.

We will pay the Surrender Value to you in a lump sum within seven days after We receive your completed, signed surrender form absent other arrangements, unless the payment is from the Fixed Account. We may defer payment from the Fixed Account for the time allowed by law but not more than six months.

Annual Contract Fee

At the end of each Contract year before the Annuity Commencement Date, We will deduct an annual contract fee of $30 from your Accumulation Value as partial reimbursement for Our administrative expenses relating to the Contract. We will deduct the fee from each Subaccount and the Fixed Account based on the proportion that the Accumulation Value in each Subaccount and the Fixed Account bears to the total Accumulation Value. We will also deduct a pro rata portion of this charge on the Annuity Commencement Date, or the date you surrender the Contract. We guarantee this charge will not exceed $50.

We will not deduct this fee after income payments have begun. We also currently waive deduction of the charge for Contracts whose Accumulation Value is more than $20,000 on the date of assessment.

Portfolio Management Fees and Charges

Each portfolio deducts portfolio management fees and charges from the amounts you have invested in the portfolios. In addition, five portfolios deduct 12b-1 fees. See the Fee Table in this prospectus and the prospectuses for the portfolios.

We receive compensation from certain investment advisers and/or administrators (and/or an affiliate thereof) of the portfolios in connection with administrative or other services and cost savings experienced by the investment advisers, administrators or affiliates. Such compensation may range up to .30% and is based on a percentage of assets of the particular portfolios attributable to the Contract. Some

33

Fees and Charges (continued)

advisers, administrators, or portfolios may pay Us more than others. American Family Securities, LLC, our wholly owned subsidiary broker-dealer also receives a portion of the 12b-1 fees deducted from certain funds’ portfolio assets as reimbursement for providing certain services permitted under the 12b-1 plans of those portfolios.

Premium Taxes

Various states and other governmental entities charge a premium tax on annuity contracts issued by insurance companies. Premium tax rates currently range up to 3.5%, depending on the state. We are responsible for paying these taxes. If applicable, We will deduct the cost of such taxes from the Accumulation Value of your Contract either:

from premium payments as We receive them,

from Accumulation Value upon surrender or partial surrender,

on the Annuity Commencement Date, or

upon payment of a death benefit.

Other Taxes

Currently, no charge is made against the Variable Account for any Federal, state or local taxes (other than premium taxes) that We incur or that may be attributable to the Variable Account or the Contracts. We may, however, deduct such a charge in the future, if necessary.

34	The American Family Variable Annuity Prospectus

The Payout Period

The Annuity Commencement Date

The Annuity Commencement Date is the day that the payout period begins under the settlement option you have selected. If you own a Contract that is not a qualified Contract, you must select the Annuity Commencement Date on which you will begin to receive income payments. The Annuity Commencement Date can be no earlier than the fifth Contract anniversary and can be no later than the Contract anniversary when the oldest Annuitant is age 95.

In the case of an IRA that satisfies Tax Code section 408, the Annuity Commencement Date must be no later than April 1 of the calendar year following the year in which you reach age 70 1/ 2 and the payment must be made in a specified form or manner. Roth IRAs under section 408A of the Tax Code do not require distributions at any time prior to your death; the Annuity Commencement Date for Roth IRAs can be no later than age 95.

Settlement Options

You may elect a Settlement Option if the amount to be applied is at least $5,000 or is sufficient to produce income payments of at least $1,200 yearly. Smaller amounts may be applied to a Settlement Option only with Our consent.

You must choose a settlement option on or before the Annuity Commencement Date. The settlement option you select will affect the dollar amount of each income payment you receive. You may select or change your settlement option on or before the Annuity Commencement Date while the Annuitant is living by sending a written request signed by you and/or your Beneficiary, as appropriate, to Our Home Office. You may choose one of the settlement options described below or any other settlement option being offered by Us as of the Annuity Commencement Date. The settlement options We currently offer provide for fixed income payments.

Your Beneficiary may also choose a lump sum payment under a Flexible Settlement Account. The Flexible Settlement Account is similiar to a checking account except that it is not insured by the FDIC or any other government agency. The Flexible Settlement Account is part of Our General Account and is subject to the claims of Our creditors. We receive a benefit from all amounts left in the Flexible Settlement Account. We pay interest on proceeds held in the Flexible Settlement Account as required by state law.

You may elect to receive income payments on a monthly, quarterly, semi-annual or annual basis depending upon the settlement option you choose. If you do not specify the frequency of payment, We will pay you monthly. The first payment under any option will be made on the day of the month you request (subject to Our agreement) and will be based on the payment frequency you selected measured from the Annuity Commencement Date. We will make subsequent payments on the same day of each subsequent period in accordance with the payment interval and settlement option you select.

If you do not select a settlement option by the Annuity Commencement Date, We will apply the Accumulation Value under the Fixed Period and Life settlement option, with a ten year guaranteed period of payments, as described below.

A Beneficiary may have the death benefit paid as an annuity under one of the settlement options.

Determining the Amount of Your Income Payment

On the Annuity Commencement Date, We will use the Surrender Value to calculate your income payments under the settlement option you select. The Surrender Value is your Accumulation Value minus any applicable surrender charges, annual contract fee, and premium tax charge.

For qualified Contracts, distributions must satisfy certain requirements specified in the Tax Code.

Fixed Income Payments

Fixed income payments are periodic payments that We make to the Owner. The amount of the fixed income payment is fixed and guaranteed by Us.

The amount of each payment depends on:

the form and duration of the settlement option you choose;

the age of the Annuitant;

the gender of the Annuitant (if applicable);

the amount of your Surrender Value on the Annuity Commencement Date; and

the applicable guaranteed annuity tables in the Contract.

35

The Payout Period (continued)

The guaranteed annuity tables in the Contract are based on a minimum guaranteed interest rate of 3.5%. We may, in Our sole discretion, make income payments in an amount based on a higher interest rate.

Available Settlement Options:

Fixed Period. We will make equal periodic payments for a fixed period not less than five years and not longer than 30 years. If the payee dies before the period ends, the Beneficiary may elect one of the following options: payments for the remainder of the period, a lump sum payment or another fixed settlement option with a lesser fixed period.

Fixed Period and Life. We will make equal periodic payments for a guaranteed minimum period of not less than 10 years. If the payee lives longer than the minimum period, payments will continue for his or her life. The minimum period can be 10, 15, or 20 years. If the payee dies before the end of the guarantee period, the balance of the guaranteed payments will be paid to the Beneficiary.

Fixed Amount. We will make equal periodic payments of a definite amount. The amount of each payment must be at least $20 for a period of not less than 5 years and not longer than 30 years. Payments will continue until the Proceeds are exhausted. The last payment will equal the amount of any unpaid Proceeds. If the payee dies before the Proceeds are paid, the Beneficiary may elect one of the following options: payments for the remainder of the period, a lump sum payment or another fixed settlement option with a lesser fixed period.

If your Contract is a Qualified Contract, the fixed amount option may not satisfy minimum required distribution rules. Consult a tax advisor before electing this option.

Joint and Survivor Lifetime Income. We will make equal periodic payments to two payees for a guaranteed minimum of 10 years. Payments will continue as long as either payee is living. If both payees die before the end of the minimum period, the Beneficiary may elect one of the following options: payments for the remainder of the period, a lump sum payment or another fixed settlement option with a lesser fixed period.

Installment Refund. Payments are guaranteed for the lifetime of the payee. Payments are guaranteed to total no less than the amount of the proceeds or death benefit applied. If the payee dies before the guaranteed payments have been made, the remaining payment will be paid to the Beneficiary.

Lifetime—No Refund. Payments are made for the lifetime of the payee. No minimum number of payments is guaranteed. Payments end at the death of the payee.

36	The American Family Variable Annuity Prospectus

The Fixed Account

You may allocate some or all of your premium payments and transfer some or all of your Accumulation Value to the Fixed Account. The Fixed Account is part of Our General Account. We own the assets in the General Account, and We use these assets to support Our insurance and annuity obligations other than those funded by Our separate accounts. These assets are subject to Our general liabilities from business operations. Subject to applicable law, We have sole discretion over investment of the Fixed Account’s assets. We bear the full investment risk for all amounts allocated or transferred to the Fixed Account. We guarantee that the amounts allocated to the Fixed Account will be credited interest daily at a net effective annual interest rate of at least 3%. The principal, after charges and deductions, is also guaranteed. We will determine any interest rate credited in excess of the guaranteed rate at Our sole discretion. The Fixed Account value will not share in the investment performance of Our General Account.

Our current practice is that each Contract year, We, in Our sole discretion, intend to establish a current interest rate that will be credited daily to amounts held in the Fixed Account for the duration of the Contract year. For each amount allocated or transferred to the Fixed Account, We apply the current interest rate to the end of the Contract year. At the end of the Contract year, We reserve the right to declare a new current interest rate on this amount and accrued interest thereon. You assume the risk that interest credited to amounts in the Fixed Account may not exceed the minimum 3% guaranteed rate.

We Have Not Registered the Fixed Account with the Securities and Exchange Commission, and the Staff of the Securities and Exchange Commission Has Not Reviewed the Disclosure in this Prospectus Relating to the Fixed Account.

Fixed Account Transfers

General

A transfer charge of $25 will be imposed for the 13th and each subsequent request you make to transfer Accumulation Value from one or more Subaccounts to the Fixed Account (or to one or more Subaccounts) during a single Contract year before the Annuity Commencement Date. Transfers made from the Federated International Equity Fund II Subaccount and the Federated Quality Bond Fund II Subaccount to the other Subaccounts and the Fixed Account between May 1, 2008 and the date of the Substitution also do not count as transfers for purposes of assessing the transfer fee.

Before the Annuity Commencement Date, you may make one transfer each Contract year from the Fixed Account to one or more of the Subaccounts.

Payment Deferral

We have the right to defer payment of any surrender, partial surrender, or transfer from the Fixed Account for up to six months from the date We receive your written request at Our Home Office. During such deferral, We will continue to credit interest at the current guaranteed interest rate(s) for the Fixed Account.

37

Investment Performance of the Subaccounts

The Company periodically advertises performance of the Subaccounts and portfolios. We may disclose at least four different kinds of performance.

First, We may disclose standard total return figures for the Subaccounts that reflect the deduction of all charges under the Contract, including the mortality and expense charge, the annual contract fee and the surrender charge. These figures are based on the actual historical performance of the Subaccounts since their inception.

Second, We may disclose total return figures on a non-standard basis. This means that the data may be presented for different time periods and different dollar amounts. The data will not be reduced by the surrender charge assessed under the Contract. We will only disclose non-standard performance data if it is accompanied by standard total return data.

Third, We may present historic performance data for the portfolios since their inception reduced by all fees and charges under the Contract, although We may not deduct the surrender charge in some cases. Such adjusted historic performance includes data that precedes the inception dates of the Subaccounts, but is designed to show the performance that would have resulted if the Contract had been available during that time.

Fourth, We may include in Our advertising and sales materials, tax deferred compounding charts and other hypothetical illustrations, which may include comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets.

In advertising and sales literature (including illustrations), the performance of each Subaccount may be compared with the performance of other variable annuity issuers in general or to the performance of particular types of variable annuities investing in mutual funds, or portfolios of mutual funds with investment objectives similar to the Subaccount. Lipper Analytical Services, Inc. (“Lipper”), CDA Investment Technologies (“CDA”), Variable Annuity Research Data Service (“VARDS”) and Morningstar, Inc. (“Morningstar”) are independent services which monitor and rank the performance of variable annuity issuers in each of the major categories of investment objectives on an industry-wide basis.

Lipper’s and Morningstar’s rankings include variable life insurance issuers as well as variable annuity issuers. VARDS rankings compare only variable annuity issuers. The performance analyses prepared by Lipper, CDA, VARDS and Morningstar rank or illustrate such issuers on the basis of total return, assuming reinvestment of distributions, but do not take sales charges, redemption fees, or certain expense deductions at the Variable Account level into consideration. In addition, VARDS prepares risk rankings, which consider the effects of market risk on total return performance. This type of ranking provides data as to which funds provide the highest total return within various categories of funds defined by the degree of risk inherent in their investment objectives.

Advertising and sales literature may also compare the performance of each Subaccount to the Standard & Poor’s Index of 500 Common Stocks, a widely used measure of stock performance. This unmanaged index assumes the reinvestment of dividends but does not reflect any “deduction” for the expense of operating or managing an investment portfolio. Other independent ranking services and indices may also be used as a source of performance comparison.

We may also report other information including the effect of systematic investments and tax-deferred compounding on a Subaccount’s investment returns, or returns in general. We may illustrate this information by using tables, graphs, or charts. All income and capital gains derived from Subaccount investments are reinvested and can lead to substantial long-term accumulation of assets, provided that the Subaccount investment experience is positive.

38	The American Family Variable Annuity Prospectus

Voting Rights

We are the legal owner of the portfolio shares held in the Subaccounts. However, when a portfolio is required to solicit the votes of its shareholders through the use of proxies, We believe that current law requires Us to solicit you and other Contract Owners as to how We should vote the portfolio shares held in the Subaccounts. If We determine that We no longer are required to solicit your votes, We may vote the shares in Our own right.

When We solicit your vote, the number of votes you have will be calculated separately for each Subaccount in which you have an investment. The number of your votes is based on the net asset value per share of the portfolio in which the Subaccount invests. It may include fractional shares. Before the Annuity Commencement Date, you hold a voting interest in each Subaccount to which the Accumulation Value is allocated.

If We do not receive timely voting instructions for portfolio shares, We will vote those shares in proportion to the voting instructions We receive. Proportional voting may result in a small number of policy owners determining the outcome of a vote. Instructions We receive to abstain on any item will reduce the total number of votes being cast on a matter. For further details as to how We determine the number of your votes, see the SAI.

Should Federal securities laws, regulations, or interpretations change, We may elect to vote portfolio shares in Our own right. If required by state insurance officials, or if permitted under Federal regulation, under certain circumstances We may disregard certain Owner voting instructions.

39

Federal Tax Matters

The following discussion is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax adviser. No attempt is made to consider any applicable state tax or other tax laws.

We believe that Our Contracts will qualify as annuity contracts for Federal income tax purposes and the following discussion assumes that they will so qualify. Further information on the tax status of the Contract can be found in the SAI under the heading “Additional Contract Provisions—Tax Status of the Contracts.”

When you invest in an annuity contract, you usually do not pay taxes on your investment gains until you withdraw the money—generally for retirement purposes. In this way, annuity contracts have been recognized by the tax authorities as a legitimate means of postponing tax on investment income.

If you invest in a variable annuity as part of an IRA, Roth IRA or SIMPLE IRA program, your Contract is called a Qualified Contract. If your annuity is independent of any formal retirement or pension plan, it is called a Non-Qualified Contract.

We believe that if you are a natural person you will not be taxed on increases in the Accumulation Value of your Contract until a distribution occurs or until annuity payments begin. (The agreement to assign or pledge any portion of a Contract’s Accumulation Value generally will be treated as a distribution.). Generally, withdrawals from your annuity should only be made once the Owner reaches age 59 1/2, dies or is disabled; otherwise a tax penalty of ten percent of the amount treated as income could be applied against any amounts included in income, in addition to the tax otherwise imposed on such amount.

Taxation of Non-Qualified Contracts

Non-Natural Person

If a non-natural person (such as a corporation or a trust) owns a non-qualified annuity contract, the Owner generally must include in income any increase in the excess of the Accumulation Value over the investment in the contract (generally, the premiums or other consideration paid for the Contract, reduced by any amount previously distributed from the Contract that was not subject to tax) during the taxable year. There are some exceptions to this rule and a prospective owner that is not a natural person should discuss these with a tax adviser.

The following discussion generally applies to Contracts owned by natural persons.

Withdrawals

When a withdrawal (including systematic Payments) from a Non-Qualified Contract occurs, the amount received will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the Accumulation Value immediately before the distribution over the Owner’s investment in the contract at that time. In the case of a surrender under a Non-Qualified Contract, the amount received generally will be taxable only to the extent it exceeds the Owner’s investment in the Contract.

Penalty Tax on Certain Withdrawals

In the case of a distribution from a Contract, there may be imposed a Federal tax penalty equal to ten percent of the amount treated as income. In general, however, there is no penalty on distributions:

made on or after the taxpayer reaches age 59 1/2;

made on or after the death of an Owner;

attributable to the taxpayer’s becoming disabled; or

made as part of a series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer.

Other exceptions may apply under certain circumstances and special rules may apply in connection with the exceptions enumerated above. Additional exceptions apply to distributions from a Qualified Contract. You should consult a tax adviser with regard to exceptions from the penalty tax.

Income Payments

Although tax consequences may vary depending on the settlement option elected under an annuity contract, a portion of each income payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of an income payment is generally determined in a manner that is designed to allow you to recover your investment in the contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when income payments start. Once your investment

40	The American Family Variable Annuity Prospectus

in the Contract has been fully recovered, however, the full amount of each income payment is subject to tax as ordinary income.

Taxation of Death Benefit Proceeds

Amounts may be distributed from a Contract because of your death or the death of the Annuitant. Generally, such amounts are includible in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a surrender of the Contract, or (ii) if distributed under a settlement option, they are taxed in the same way as income payments.

Transfers, Assignments or Exchanges of a Contract

A transfer or assignment of ownership of a Contract, the designation of certain Annuitants, the selection of certain Annuity Commencement Dates, or the exchange of a Contract may result in certain tax consequences to you that are not discussed herein. An Owner contemplating any such transfer, assignment or exchange, should consult a tax adviser as to the tax consequences.

Withholding

Annuity distributions are generally subject to withholding for the recipient’s Federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

Multiple Contracts

All non-qualified deferred annuity contracts that are issued by Us (or affiliates) to the same Owner during any calendar year are treated as one annuity contract for purposes of determining the amount includible in such Owner’s income when a taxable distribution occurs.

Further Information

We believe that the Contracts will qualify as annuity contracts for Federal income tax purposes and the above discussion is based on that assumption. Further details can be found in the Statement of Additional Information under the heading “Additional Contract Provisions—Tax Status of the Contracts.”

Taxation of Qualified Contracts

The tax rules that apply to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan. Your rights under a Qualified Contract may be subject to the terms of the retirement plan itself, regardless of the terms of the Qualified Contract. Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the Contract comply with the law.

Individual Retirement Annuities (IRAs), as defined in Section 408 of the Tax Code, permit individuals to make annual contributions of up to the lesser of a specified annual amount or 100% of the compensation included in your income for the year. The contributions may be deductible in whole or in part, depending on the individual’s income. Distributions from certain pension plans may be “rolled over” into an IRA on a tax-deferred basis without regard to these limits. Amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA. A 10% penalty tax generally applies to distributions made before age 59 1/2, unless certain exceptions apply.

SIMPLE IRAs permit certain eligible small employers to establish SIMPLE plans as provided by Section 408(p) of the Tax Code, under which employees may elect to defer to a SIMPLE IRA a percentage of compensation up to a specified annual amount. The sponsoring employer is required to make matching or non-elective contributions on behalf of the employees. Distributions from SIMPLE IRAs are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income. Subject to certain exceptions, premature distributions prior to age 59 1/2 are subject to a 10% penalty tax, which is increased to 25% if the distribution occurs within the first two years after the commencement of the employee’s participation in the plan.

Roth IRAs, as described in Tax Code section 408A, permit certain eligible individuals to make non-deductible contributions to a Roth IRA in cash or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA is generally subject to tax and other special rules apply. The Owner may wish to consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before age 59 1/2 (subject to certain exceptions) or (2) during the five taxable years

41

Federal Tax Matters (continued)

starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made.

Federal Estate Taxes

While no attempt is being made to discuss the Federal estate tax implications of the Contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning adviser for more information.

Other Tax Issues

Qualified Contracts generally have minimum distribution rules that govern the timing and amount of distributions. Roth IRAs do not require distributions before death. If you are attempting to satisfy these rules through partial withdrawals before the annuity commencement date, the value of any enhanced death benefit rider may need to be included in calculating the amount required to be distributed. You should consult a tax adviser for more information about these distribution rules.

Distributions from Qualified Contracts generally are subject to withholding for the Owner’s Federal income tax liability. The withholding rate varies according to the type of distribution and the Owner’s tax status. The Owner will be provided the opportunity to elect to not have tax withheld from distributions.

Annuity Purchases by Residents of Puerto Rico

The Internal Revenue Service has announced that income received by residents of Puerto Rico under annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

Annuity Purchases by Nonresident Aliens and Foreign Corporations

The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to a life insurance policy purchase.

Our Income Taxes

At the present time, We make no charge for any Federal, state or local taxes (other than the charge for state and local premium taxes) that We incur that may be attributable to the investment divisions (that is, the Subaccounts) of the Variable Account or to the Contracts. We do have the right in the future to make additional charges for any such tax or other economic burden resulting from the application of the tax laws that We determine is attributable to the investment divisions of the Variable Account or the Contracts.

To the extent permitted by Federal tax law, We may claim the benefit of certain foreign tax credits attributable to taxes paid by certain portfolios to foreign jurisdictions.

Under current laws in several states, We may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and We are not currently charging for them. If they increase, We may deduct charges for such taxes.

Possible Tax Law Changes

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contracts could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Contract.

We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive. We make no guarantee regarding the tax status of any contract and do not intend the above discussion as tax advice.

42	The American Family Variable Annuity Prospectus

The Substitution

We have requested the approval of the SEC for the removal of the Federated International Equity Fund II and the Federated Quality Bond Fund II as funding choices under the Contract. Following Our receipt of the SEC’s approval, We will automatically transfer any amounts you have in the Federated International Equity Fund II Subaccount to the Vanguard VIF International Portfolio Subaccount and any amounts you have in the Federated Quality Bond Fund II Subaccount to the Fidelity Investment Grade Bond Portfolio (Service Class) Subaccount (the “Substitution”). Both the Federated International Equity Fund II Subaccount and the Federated Quality Bond Fund II Subaccount will cease as funding choices under the Contract on that date. We anticipate that the Substitution will take place after July 1, 2008. Once the date of the Substitution has been determined, We will notify you of the date via U.S. mail.

Beginning on June 1, 2008, the Federated International Equity Subaccount and the Federated Quality Bond Subaccount will no longer be available to receive premium payments and amounts transferred from other Subaccounts and the Fixed Account subject to the following two exceptions. If you are invested in the Federated International Equity Subaccount or the Federated Quality Bond Subaccount on June 1, 2008, or if you elected to invest in either Subaccount in an application to purchase the Contract dated on or before May 16, 2008 and submitted to Us prior to June 1, 2008 and your Contract was issued after that date, you may allocate premium payments and transfer amounts from the other Subaccounts and the Fixed Account to that Subaccount until the date of the Substitution.

You may continue to make transfers from the Federated International Equity Subaccount and the Federated Quality Bond Subaccount to the other Subaccounts and the Fixed Account until the date of the Substitution. Transfers made from the Federated International Equity Subaccount and the Federated Quality Bond Subaccount to the other Subaccounts and the Fixed Account between May 1, 2008 and the date of the Substitution do not count toward the twelve free transfers you may make each Contract year. Although We have no current intention of increasing the amount of the transfer fee, We agree not to exercise Our right to do so for at least 30 days after the Substitution.

Within five days after the Substitution, We will forward to Owners affected by the Substitution a written notice informing them of the details regarding the Substitution.

43

Other Information

Payments We Make

We usually pay the amounts of any surrender, partial surrender, or death benefit within seven days after We receive all applicable written notices, permitted telephone requests, and/or due proofs of death. However, We can postpone these payments if:

the New York Stock Exchange is closed, other than for customary weekends and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC; or

the SEC permits, by an order, the postponement of any payment for the protection of Owners; or

the SEC determines that an emergency exists that would make the disposal of securities held in the Variable Account or the determination of their value not reasonably practicable.

We have the right to defer payment of amounts from the Fixed Account for up to six months after receipt of the written notice. We will pay interest on any payment deferred for 30 days or more as required by state law.

If you have submitted a check or draft to Our Administrative Service Center, We have the right to defer payment of surrenders, partial surrenders, the death benefit, or payments under a settlement option until the check or draft has been honored.

If mandated under applicable law, We may be required to block an Owner’s account and thereby refuse to pay any requests for transfers, partial surrenders, surrenders or death benefits, until instructions are received from the appropriate regulator. We may also be required to provide additional information about an Owner and an Owner’s account to government regulators.

Modifying the Contract

Any modification or waiver of Our rights or requirements under the Contract must be in writing and signed by Our President, one of Our Vice Presidents, Our Secretary or Our Assistant Secretary. No agent or other person may bind Us by waiving or changing any provision contained in the Contract.

Upon notice to you, We may modify the Contract:

to conform the Contract, Our operations, or the Variable Account’s operations to the requirements of any law (or regulation issued by a government agency) to which the Contract, Our Company, or the Variable Account is subject;

to assure continued qualification of the Contract under the Code or other Federal or state laws relating to retirement annuities or variable annuity contracts;

to reflect a change in the Variable Account’s operation; or

provide additional investment options.

If We modify the Contract, We will make appropriate endorsements to the Contract. If any provision of the Contract conflicts with the laws of a jurisdiction that govern the Contract, We reserve the right to amend the provision to conform with these laws.

Distribution of the Contracts

We have entered into a distribution agreement with our affiliate, American Family Securities, LLC (the “Distributor”), for the distribution and sale of the Contracts. Pursuant to this agreement, the Distributor serves as principal underwriter for the Contracts, and offers the Contracts through its registered representatives. We pay commissions to the Distributor for sales of the Contracts by its registered representatives. The Fidelity Variable Insurance Products Fund makes payments to the Distributor under their distribution plans in consideration of services provided and expenses incurred by the Distributor in distributing Service Class 2 Fund shares. These payments equal on an annual basis 0.30% of the average net assets of the Variable Account invested in the particular fund. The compensation received by the Distributor’s registered representatives is not affected by the Subaccounts you select. The Distributor’s registered representatives receive no benefit from recommending one Subaccount over another.

The maximum commission payable for Contract sales is 3.75% of premium payments. This commission may be returned if the Contract is not continued through the first Contract year. The entire amount of

44	The American Family Variable Annuity Prospectus

the sales commissions is passed through the Distributor to the registered representative who sold the Contract and to his or her manager. We pay the Distributor’s operating and other expenses, including the following sales expenses: compensation and bonuses for the Distributor’s management team, advertising expenses, and all other expenses of distributing the Contracts.

We will pay newly-hired registered representatives who have not yet established a client base an amount exceeding their earned commissions for a 5-year period of time. The amount is based on the registered representatives’ particular circumstances. After the end of the 5-year period, registered representatives are required to repay a specified percentage of the total amount they receive. Registered representatives whose association with us terminates prior to the end of the 5-year period are not required to repay any portion of the amount received.

Because registered representatives of the Distributor are also Our agents, they are eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation programs that We offer, such as conferences, trips, prizes, awards, occasional tickets to sporting events, the theatre, or similar types of entertainment. In addition, the Distributor’s registered representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation. Sales of the Contracts may help registered representatives and/or their managers qualify for such benefits. The Distributor’s registered representatives and managers may receive other payments from Us for the recruitment and training of personnel, production of promotional literature and similar services.

Commissions and other incentives and payments described above are not charged directly to Contract owners or the Variable Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Contract.

Legal Proceedings

Like other life insurance companies, We are involved in lawsuits. These actions are in various stages of discovery and development, and some seek punitive as well as compensatory damages. While it is not possible to predict the outcome of such matters with absolute certainty, We believe that the ultimate disposition of these proceedings should not have a material adverse effect on the ability of the Distributor to perform its contract with the Variable Account or the ability of American Family Life Insurance Company to meet its obligations under the Contract. In addition, We are, from time to time, involved as a party to various governmental and administrative proceedings. There are no pending or threatened lawsuits that will materially impact the Variable Account.

Reports to Owners

We will mail a report to you at least annually at your last known address of record. The report will state the Accumulation Value (including the Accumulation Value in each Subaccount and the Fixed Account), the Surrender Value, any activity since the last report (e.g., premium payments, partial surrenders and interest credited to the Fixed Account) and any further information required by any applicable law or regulation.

Inquiries

Inquiries regarding your Contract may be made by calling or writing to Us at Our Home Office.

Financial Statements

Our audited balance sheets as of December 31, 2007 and 2006, and the related statements of income, comprehensive income, stockholder’s equity, and cash flows for each of the three years in the period ended December 31, 2007, as well as the Report of Independent Registered Public Accounting Firm are contained in the SAI. Likewise, the audited balance sheet for the Variable Account as of December 31, 2007 and the related statements of operations and changes in net assets for the years or periods indicated as well as the related Report of Independent Registered Public Accounting Firm, are contained in the SAI. Our financial statements should be considered only as bearing on Our ability to meet Our obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

45

Statement of Additional Information

Table of Contents

The SAI contains additional information about the Contract and the Variable Account. You can obtain the SAI (at no cost) by writing to Us at the address shown on the front cover or by calling 1 (888) 428-5433. The following is the Table of Contents for the SAI.

Table of Contents

Additional Contract Provisions	3
The Contract	3
Assignment	3
Incontestability	3
Incorrect Age or Gender	3
Nonparticipation	3
Tax Status of the Contracts	3

Calculation of Subaccount and Adjusted Historic Portfolio Performance Data	4
Money Market Subaccount Yields	4
Other Subaccount Yields	6
Average Annual Total Returns for the Subaccounts	7
Non-Standard Subaccount Total Returns	7
Adjusted Historic Portfolio Performance Data	8
Effect of the Annual Contract Fee on Performance Data	8

Historic Performance Data	8
General Limitations	8
Time Periods Before the Date the Variable Account Commenced Operations	8

Addition, Deletion or Substitution of Investments	9
Resolving Material Conflicts	9

Voting Rights	9

Safekeeping of Variable Account Assets	9

Distribution of the Contracts	10

Legal Matters	10

Experts	10

Other Information	11

Financial Statements	F-2

46	The American Family Variable Annuity Prospectus

Appendix A - Condensed Financial Information

The Variable Account commenced operations on May 10, 2001. The information presented below reflects the accumulation unit information for the Subaccounts for each period specified below ending on December 31.1

Subaccount	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Units at End of Period
Federated Quality Bond Fund II
2001	10.00	10.40	64,107.30
2002	10.40	11.24	179,377.39
2003	11.24	11.62	366,127.40
2004	11.62	11.91	774,387.80
2005	11.91	11.93	1,321,279.00
2006	11.93	12.28	1,905,146.19
2007

Federated International Equity Fund II
2001	10.00	7.89	57,761.19
2002	7.89	6.02	206,722.96
2003	6.02	7.85	493,861.32
2004	7.85	8.85	1,086,945.63
2005	8.85	9.55	1,741,544.89
2006	9.55	11.22	2,303,153.66
2007

Fidelity VIP Growth Portfolio
2001	10.00	8.83	38,011.62
2002	8.83	6.08	131,543.64
2003	6.08	7.97	295,387.36
2004	7.97	8.12	857,577.55
2005	8.12	8.47	1,571,477.35
2006	8.47	8.93	2,318,518.01
2007

Fidelity VIP Equity-Income Portfolio
2001	10.00	9.38	54,780.40
2002	9.38	7.68	158,401.48
2003	7.68	9.87	337,348.40
2004	9.87	10.86	579,566.51
2005	10.86	11.33	874,172.00
2006	11.33	13.44	1,204,437.41
2007

Fidelity VIP Contrafund® Portfolio
2001	10.00	9.55	23,099.31
2002	9.55	8.54	65,283.21
2003	8.54	10.82	132,396.60
2004	10.82	12.32	285,287.04
2005	12.32	14.21	424,553.09
2006	14.21	15.65	529,348.96
2007

A-1

Subaccount	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Units at End of Period

Fidelity VIP Growth and Income Portfolio
2001	10.00	9.42	40,584.36
2002	9.42	7.74	130,151.16
2003	7.74	9.45	293,655.74
2004	9.45	9.85	782,936.37
2005	9.85	10.46	1,352,072.33
2006	10.46	11.67	1,875,704.75
2007

Fidelity VIP Money Market Portfolio
2003	10.00	9.99	138,504.71
2004	9.99	9.99	359,457.31
2005	9.99	10.18	529,711.13
2006	10.18	10.56	701,738.11
2007

Fidelity VIP Mid Cap Portfolio
2004	10.00	12.15	402,527.14
2005	12.15	14.21	469,818.19
2006	14.21	15.83	556,031.83
2007

Vanguard VIF Small Company Growth Portfolio
2004	10.00	11.09	82,453.45
2005	11.09	11.65	181,661.58
2006	11.65	12.69	259,635.90
2007

[1]	The Fidelity VIP Mid Cap Subaccount and the Vanguard VIF Small Company Growth Subaccount commenced operations on June 1, 2004. The Vanguard VIF International Subaccount and the Fidelity Investment Grade Bond Subaccount were not part of the Variable Account at December 31, 2007; therefore, accumulation unit information is not available for those Subaccounts.

A-2	The American Family Variable Annuity Prospectus

Summary of the American Family Securities, LLC (AFSLLC) Business Continuity Plan

Purpose

The purpose of this document is to provide our customers with information about the actions we will take if an emergency or other event substantially disrupts our normal business operations. We have described a number of different situations below to provide you with a broad understanding of our policies and procedures in the event of various disruptions to our business. These events may be of different lengths and severity, such as a flood in one of our office buildings, a snow storm that closes down transportation in a city or county, or a terrorist attack that disrupts business for weeks or months throughout an entire region.

Planned Responses

The following activities will cause us to declare a business continuity event and to activate various elements of our business continuity plan. Please note that for each event, unless otherwise noted, we have assumed that Alliance-One Services, Inc. (“Alliance”), our administrative service provider, which handles customer requests and inquiries (e.g., for subaccount reallocations, contract value information, and loans), would continue to function normally.

Event	Estimated Recovery Time[1]	Actions We Will Take
A disruption that affects only our ability to conduct business, such as a failure of the AFSLLC computer systems	No significant interruption in customer service if Alliance continues to function normally	We will rely on our backup technology systems, or the systems maintained by our business partners, including Alliance, to service customer requests
One of our buildings must be evacuated or is unavailable as a result of something specific to that building—such as a fire or flood	No significant interruption in customer service if Alliance continues to function normally	Staff in that building will be relocated locally to other AFSLLC locations or to sites maintained by our business partners
An event occurs that forces the evacuation of a business district, or prevents people from having access to the area	No significant interruption in customer service if Alliance continues to function normally	Staff in the affected area will be relocated to other AFSLLC locations or to sites maintained by our business partners
An event occurs that affects an entire city	No significant interruption in customer service if Alliance continues to function normally	Staff in the affected area will be relocated to other AFSLLC locations or to sites maintained by our business partners
An event occurs that affects an entire regional area, such as a county or multiple counties.	No significant interruption in customer service if Alliance continues to function normally	Staff in the affected area will be relocated to another region or to a mobile office unit
An event occurs that affects our Administrative Service Center	Several hours to one day	For interruptions of more than one business day, Alliance and/or AFSLLC staff will be relocated to a backup facility maintained by Alliance

[1]

These estimates are intended to provide general information on when we plan to resume operation after the types of events that are listed. However, because of the unpredictable nature and unknown severity of events that may disrupt our business, we may modify our actions if necessary, which may affect actual recovery time. Your orders and request for investment options transfers, surrenders, partial surrender and loans could be delayed during this period.

This Summary is not part of the Prospectus.

Summary of the American Family Securities, LLC (AFSLLC) Business Continuity Plan (continued)

Back-up Facilities and Arrangements

AFSLLC has back-up facilities and arrangements to relocate some number of our staff to continue operations. This includes the use of American Family Insurance offices in areas unaffected by the event, use of temporary office space, use of facilities maintained by our business partners, and use of mobile offices. AFSLLC staff may also be able to work from home if their primary office is unavailable. AFSLLC maintains redundant information technology systems with automatic back-up capabilities accessible from these off-site locations. In addition, AFSLLC has established arrangements with business partners that will allow for the use of their services if needed—for example, so that our personnel can communicate through telephone conference calls.

Assumptions

Our ability to take some of the actions described in this Summary will depend on a number of factors, some of which may be beyond our control:

Availability of such basic infrastructure as electricity, water, heat, telecommunications, air conditioning, U.S. Mail or overnight delivery service for as long as the alternate facility or facilities are needed

Availability of adequate staffing

Accessibility of roads or public transportation to allow AFSLLC or business partner staff to reach alternate facilities

Accessibility and operation of alternate facilities to be used by those AFSLLC or business partner staff who are directly affected by the disruption

Plan Modifications; Where to Get Further Information

Our business continuity plan is subject to modification at any time. You may obtain an updated version of this summary document by written request to American Family Variable Products Administrative Service Center, PO Box 237, Hartford, CT 06141-0237. In the event of a significant business disruption, customers are encouraged to call our Administrative Service Center at 1-888-428-5433 for additional information. Additionally, AFSLLC may in some circumstances use other available means of communications (such as the news media, television, radio or print advertisements) to provide our customers with additional information.

This Summary is not part of the Prospectus.

NASD Public Disclosure Program

The NASD Public Disclosure Program allows you to access information that may help you determine whether to conduct business with an NASD Member Firm or with its associated persons. As part of the Program, the NASD operates a toll-free hotline and an Internet website where you may obtain information regarding the disciplinary history of NASD Member Firms and their associated persons. If you wish to obtain an investor brochure that describes that NASD Public Disclosure Program, please contact the NASD through the toll-free number or Internet address listed below:

You may call the NASD Public Disclosure Hotline at: 1-800-289-9999

Or visit the NASD Website at www.nasdr.com.

This Notice is not part of the Prospectus.

How to Make a Complaint

If you would like to submit a complaint to American Family Securities, LLC, the broker/dealer that distributes the American Family Variable Annuity, you may call 1-800-374-0008, Extension 30552. Or, you may mail your complaint to American Family Securities, LLC, 6000 American Parkway, Madison, WI 53783.

This Notice is not part of the Prospectus.

Customer Identification Program Notice

Important Information You Need to Know About Opening a New Account

To help the government fight the funding of terrorism and money laundering activities, federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account.

This Notice answers some questions about your firm’s Customer Identification Program.

What types of information will I need to provide?

When you open an account, your firm is required to collect information such as the following from you:

Your name

Date of birth

Address

Identification number:

•	U.S. Citizen: taxpayer identification number (social security number or employer identification number)

•

Non-U.S. Citizen: taxpayer identification number, passport number, and country of issuance, alien identification card number, or government-issued identification showing nationality, residence, and a photograph of you.

You may also need to show your driver’s license or other identifying documents.

A corporation, partnership, trust or other legal entity may need to provide other information, such as its principal place of business, local office, employer identification number, certified articles of incorporation, government-issued business license, a partnership agreement, or a trust agreement.

U.S. Department of the Treasury, Securities and Exchange Commission, NASD, and New York Stock Exchange rules already required you to provide most of this information. These rules also may require you to provide additional information, such as your net worth, annual income, occupation, employment information, investment experience and objectives, and risk tolerance.

What happens if I don’t provide the information requested or my identity can’t be verified?

Your firm may not be able to open an account or carry out transactions for you. If your firm has already opened an account for you, they may have to close it.

We thank you for your patience and hope that you will support the financial industry’s efforts to deny terrorists and money launderers access to America’s financial system.

This Notice is not part of the Prospectus.

To learn more about the Contract, you should read the Statement of Additional Information (SAI) dated the same date as this prospectus. The Table of Contents for the SAI appears on the last page of this prospectus. For a free copy of the SAI and to request other information about the Contract, please call or write to Us at Our Administrative Service Center at 1-888-428-5433, P.O. Box 237, Hartford, CT 06141-0237.

The SAI has been filed with the SEC and is incorporated by reference into this prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about Us and the Contract. Information about Us and the Contract (including the SAI) may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, NE, Washington, D.C. 20549. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090.

Investment Company Act of 1940 Registration File No. 811-10121

Contract Identifier C000018178

American Family Life Insurance Company

Home Office – Madison, WI 53783

The American Family Variable Annuity is issued by American Family Life Insurance Company and distributed by American Family Securities, LLC

6000 American Parkway, Madison, WI 53783

1-888-428-5433

www.amfam.com

© 2008

Policy Form L-A10 VA

ADL-18881—Rev. 5/08

Statement of Additional Information

for the

American Family Variable Annuity Contract

Flexible Premium Variable Annuity Contract

Issued Through

American Family Variable Account II

Offered by

American Family Life Insurance Company

6000 American Parkway

Madison, Wisconsin 53783-0001

(888) 428-5433

This Statement of Additional Information expands upon subjects discussed in the current Prospectus for the American Family Variable Annuity Contract offered by American Family Life Insurance Company. You may obtain a copy of the Prospectus for the Contract dated May 1, 2008 by calling 1-888-428-5433 or by writing to Our Home Office at the above address.

This Statement of Additional Information incorporates terms used in the current Prospectus for the Contract.

This Statement of Additional Information is not a prospectus and should be read only in conjunction with the Prospectuses for your Contract and the Funds.

The date of this Statement of Additional Information is May 1, 2008.

Additional Contract Provisions

The Contract

The entire contract consists of the Contract, the signed Application attached at issue, any attached amendments and supplements to the Application, and any attached riders and endorsements. In the absence of fraud, We consider all statements in the Application to be representations and not warranties. We will not use any statement to contest a claim unless that statement is in an attached Application or in an amendment or supplement to the Application attached to the Contract.

Assignment

The rights of the Owner and any Beneficiary are subject to the rights of any assignee of this Contract unless the Beneficiary was effectively designated as an irrevocable Beneficiary before the assignment. No assignment is binding on Us until the original or a copy of it is filed at the Administrative Service Center and accepted by Us. We are not responsible for the validity of any assignment or its legal effect.

Incontestability

We will not contest the Contract after the issue date.

Incorrect Age or Gender

If the age or gender (if applicable) of the Annuitant has been stated incorrectly, then We will determine the Annuity Commencement Date and the amount of the income payments by using the correct age and gender. After the Annuity Commencement Date, any adjustment for underpayment will be paid immediately. Any adjustment for overpayment will be deducted from future payments. We will make adjustments for overpayments or underpayments with interest at the rate then in use to determine the rate of payments.

Nonparticipation

The Contract does not participate in Our surplus earnings or profits. We will not pay dividends on this Contract.

Tax Status of the Contracts

Tax law imposes several requirements that variable annuities must satisfy in order to receive the tax treatment normally accorded to annuity contracts.

Diversification Requirements. The Tax Code requires that the investments of each Subaccount of the Variable Account underlying the Contracts be “adequately diversified” in order for the Contracts to be treated as annuity contracts for Federal income tax purposes. It is intended that each Subaccount, through the Portfolio in which it invests, will satisfy these diversification requirements.

Owner Control. In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the Contracts, We believe that the Owner of a Contract should not be treated as the owner of the Variable Account assets. We reserve the right to modify the Contracts to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Contracts from being treated as the owners of the underlying Variable Account assets.

Required Distributions. In order to be treated as an annuity contract for Federal income tax purposes, section 72(s) of the Tax Code requires any Non-Qualified Contract to contain certain provisions specifying how your interest in the Contract will be distributed in the event of the death of a holder of the Contract. Specifically, section 72(s) requires that (a) if any Owner dies on or after the Annuity Commencement Date, but prior to the time the entire interest in the Contract has been distributed, the entire interest in the Contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such Owner’s death; and (b) if any Owner dies prior to the annuity start date, the entire interest in the Contract will be distributed within five years after the date of such Owner’s death. These requirements will be considered satisfied as to any portion of an Owner’s interest which is payable to or for the benefit of a designated Beneficiary and which is distributed over the life of such designated Beneficiary or over a period not extending beyond the life expectancy of that Beneficiary, provided that such distributions begin within one year of the Owner’s death. The designated Beneficiary refers to a natural person designated by the Owner as a Beneficiary and to whom ownership of the Contract passes by reason of death. However, if the designated Beneficiary is the surviving spouse of the deceased Owner, the Contract may be continued with the surviving spouse as the new Owner.

The Non-Qualified Contracts contain provisions that are intended to comply with these Tax Code requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise.

Other rules may apply to Qualified Contracts.

Calculation of Subaccount and Adjusted Historic Portfolio Performance Data

We may advertise and disclose historic performance data for the Subaccounts, including yields, standard annual total returns, and non-standard measures of performance of the Subaccounts. Such performance data will be computed, or accompanied by performance data computed, in accordance with the SEC defined standards.

Money Market Subaccount Yields

Advertisements and sales literature may quote the current annualized yield of the Money Market Subaccount for a seven-day period in a manner that does not take into consideration any realized or unrealized gains or losses, or income other than investment income, on shares of the Money Market portfolio.

We compute this current annualized yield by determining the net change (not including any realized gains and losses on the sale of securities, unrealized appreciation and depreciation, and income other than investment income) at the end of the seven-day period in the value of a hypothetical Subaccount under a Contract having a balance of one unit of the Money Market Subaccount at the beginning of the period. We divide that net change in Subaccount value by the value of the hypothetical Subaccount at the beginning of the period to determine the base period return. Then We annualize this quotient on a 365-day basis. The net change in account value reflects (i) net income from the Money Market portfolio in which the hypothetical Subaccount invests; and (ii) charges and deductions imposed under the Contract that are attributable to the hypothetical Subaccount.

These charges and deductions include the per unit charges for the annual contract fee, the mortality and expense risk charge and the asset-based administrative charge. For purposes of calculating current yields for a Contract, We use an average per unit annual contract fee based on the $30 annual contract fee.

We calculate the current yield by the following formula:

Current Yield = ((NCS/UV) X (365/7)) - ES

Where:

NCS	=	The net change in the value of the Money Market portfolio (not including any realized gains or losses on the sale of securities, unrealized appreciation and depreciation, and income other than investment income) for the seven-day period attributable to a hypothetical Subaccount having a balance of one Subaccount unit.

ES	=	Per unit charges deducted from the hypothetical Subaccount for the seven-day period.

UV	=	The unit value for the first day of the seven-day period.

We may also disclose the effective yield of the Money Market Subaccount for the same seven-day period, determined on a compounded basis. We calculate the effective yield by compounding the unannualized base period return by adding one to the base return, raising the sum to a power equal to 365 divided by 7, and subtracting one and the per unit charges from the result.

Effective Yield	=	(1 + (NCS/UV))365/7 - 1 - ES

Where:

NCS	=	The net change in the value of the Money Market portfolio (not including any realized gains or losses on the sale of securities, unrealized appreciation and depreciation, and income other than investment income) for the seven-day period attributable to a hypothetical Subaccount having a balance of one Subaccount unit.

ES	=	Per unit charges deducted from the hypothetical Subaccount for the seven-day period.

UV	=	The unit value for the first day of the seven-day period.

The Money Market Subaccount yield is lower than the Money Market portfolio’s yield because of the charges and deductions that the Contract imposes.

The current and effective yields on amounts held in the Money Market Subaccount normally fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Money Market Subaccount’s actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the Money Market portfolio, the types and quality of securities held by the Money Market portfolio and that portfolio’s operating expenses. We may also present yields on amounts held in the Money Market Subaccount for periods other than a seven-day period.

Yield calculations do not take into account the surrender charge that We assess on certain withdrawals of Accumulation Value.

Other Subaccount Yields

Sales literature or advertisements may quote the current annualized yield of one or more of the Subaccounts (except the Money Market Subaccount) under the Contract for 30-day or one-month periods. The annualized yield of a Subaccount refers to income that the Subaccount generates during a 30-day or one-month period and is assumed to be generated during each period over a 12-month period.

We compute the annualized 30-day yield by:

•

dividing the net investment income of the portfolio attributable to the Subaccount units, less Subaccount expenses attributable to the Contract for the period, by the maximum offering price per unit on the last day of the period;

•	multiplying the result by the daily average number of units outstanding for the period;

•	compounding that yield for a 6-month period; and

•	multiplying the result by 2.

Expenses of the Subaccount include the annual contract fee, the asset-based administrative charge and the mortality and expense risk charge. The yield calculation assumes that We deduct the annual contract fee at the end of each Contract year. For purposes of calculating the 30-day or one-month yield, We divide an average annual contract fee collected by the average Accumulation Value in the Subaccount to determine the amount of the charge attributable to the Subaccount for the 30-day or one-month period. We calculate the 30-day or one-month yield by the following formula:

Yield	=	2 X ((((NI - ES)/(U X UV)) + 1)[6] - 1)

Where:

NI	=	Net income of the portfolio for the 30-day or one-month period attributable to the Subaccount’s units.

ES	=	Charges deducted from the Subaccount for the 30-day or one-month period.

U	=	The average number of units outstanding.

UV	=	The unit value at the close of the last day in the 30-day or one-month period.

The yield for the Subaccount is lower than the yield for the corresponding portfolio because of the charges and deductions that the Contract imposes.

The yield on the amounts held in the Subaccounts normally fluctuates over time. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The types and quality of securities that a portfolio holds and its operating expenses affect the corresponding Subaccount’s actual yield.

Yield calculations do not take into account the surrender charge that We assess on certain withdrawals of Accumulation Value.

Average Annual Total Returns for the Subaccounts

Sales literature or advertisements may quote average annual total returns for one or more of the Subaccounts for various periods of time. If We advertise total return for the Money Market Subaccount, then those advertisements and sales literature will include a statement that yield more closely reflects current earnings than total return.

When a Subaccount has been in operation for one, five, and ten years, respectively, We will provide the average annual total return for these periods. We may also disclose average annual total returns for other periods of time.

Standard average annual total returns represent the average annual compounded rates of return that would equate an initial investment of $1,000 under a Contract to the redemption value of that investment as of the last day of each of the periods. Each period’s ending date for which We provide total return quotations will be for the most recent calendar quarter-end practicable, considering the type of the communication and the media through which it is communicated.

We calculate the standard average annual total returns using Subaccount unit values that We calculate on each Business Day based on the performance of the Subaccount’s underlying portfolio, the deductions for the mortality and expense risk charge, the asset-based administrative charge and the annual contract fee. The calculation assumes that We deduct an annual contract fee of $30.00 at the end of each Contract year. For purposes of calculating average annual total return, We use an average per-dollar per-day annual contract fee attributable to the hypothetical Subaccount for the period. The calculation also assumes total surrender of the Contract at the end of the period for the return quotation and will take into account the surrender charge applicable to the Contract that We assess on surrenders of Accumulation Value.

We calculate the standard total return by the following formula:

TR	=	((ERV/P)/1N) - 1

Where:

TR	=	The average annual total return net of Subaccount recurring charges.

ERV	=	The ending redeemable value (minus any applicable surrender charge) of the hypothetical Subaccount at the end of the period.

P	=	A hypothetical initial payment of $1,000.

N	=	The number of years in the period.

Non-Standard Subaccount Total Returns

Sales literature or advertisements may quote average annual total returns for the Subaccounts that do not reflect any surrender charges. We calculate such non-standard total returns in exactly the same way as the average annual total returns described above, except that We replace the ending redeemable value of the hypothetical Subaccount for the period with an ending value for the period that does not take into account any surrender charges.

We may disclose cumulative total returns in conjunction with the standard formats described above. We calculate the cumulative total returns using the following formula:

CTR	=	(ERV/P) - 1

Where:

CTR	=	The cumulative total return net of Subaccount recurring charges for the period.

ERV	=	The ending redeemable value of the hypothetical investment at the end of the period.

P	=	A hypothetical single payment of $1,000.

Adjusted Historic Portfolio Performance Data

Sales literature or advertisements may quote adjusted yields and total returns for the portfolios since their inception reduced by some or all of the fees and charges under the Contract. Such adjusted historic portfolio performance may include data that precedes the inception dates of the Subaccounts. This data is designed to show the performance that would have resulted if the Contract had been in existence during that time.

We will disclose nonstandard performance data only if We disclose the standard performance data for the required periods.

Effect of the Annual Contract Fee on Performance Data

The Contract provides for the deduction of a $30.00 annual contract fee at the end of each Contract year from the Fixed Account and the Subaccounts. We will waive this charge if your Accumulation Value is more than $20,000 on the date the charge is assessed. We base it on the proportion that the value of each such account bears to the total Accumulation Value. For purposes of reflecting the annual contract fee in yield and total return quotations, We convert the annual contract fee into a per-dollar per-day charge based on the average Accumulation Value in the Subaccount for all Contracts on the last day of the period for which quotations are provided. Then, We adjust the per-dollar per-day average charge to reflect the basis upon which We calculate the particular quotation.

Historic Performance Data

General Limitations

The funds provide the portfolios’ performance data. We derive Subaccount performance data from the data that the funds provide and rely on the funds’ data.

Time Periods Before the Date the Variable Account Commenced Operations

The Variable Account may disclose non-standardized total return for time periods before the Variable Account commenced operations. Such performance data would be based on the actual performance of the portfolios since their inception, adjusted to reflect the effect of the current level of charges that apply to the Subaccounts under the Contract.

Addition, Deletion or Substitution of Investments

In the event of any substitution or change, We may (by appropriate endorsement, if necessary) change the Contract to reflect the substitution or change. If We consider it to be in the best interest of Owners and Annuitants, and subject to any approvals that may be required under applicable law, the Variable Account may be operated as a management investment company under the 1940 Act, it may be deregistered under that Act if registration is no longer required, it may be combined with other of Our variable accounts, or the assets may be transferred to another variable account. In addition, We may, when permitted by law, restrict or eliminate any voting rights you have under the Contracts.

Resolving Material Conflicts

The funds currently sell shares to registered separate accounts of insurance companies other than Us to support other variable annuity contracts and variable life insurance contracts. In addition, Our other separate accounts and separate accounts of other affiliated life insurance companies may purchase some of the funds to support other variable annuity or variable life insurance contracts. Moreover, qualified retirement plans may purchase shares of some of the funds. As a result, there is a possibility that an irreconcilable material conflict may arise between your interests as a Contract Owner and the interests of persons owning other contracts investing in the same funds. There is also the possibility that a material conflict may arise between the interests of owners generally, or certain classes of owners, and participating qualified retirement plans or participants in such retirement plans.

We currently do not foresee any disadvantages to you that would arise from the sale of fund shares to support variable life insurance contracts or variable annuity contracts of other companies or to qualified retirement plans. However, the management of each fund will monitor events related to its fund in order to identify any material irreconcilable conflicts that might possibly arise as a result of such fund offering its shares to support both variable life insurance contracts and variable annuity contracts, or support the variable life insurance contracts and/or variable annuity contracts issued by various affiliated and unaffiliated insurance companies.

In addition, the management of the funds will monitor the funds in order to identify any material irreconcilable conflicts that might possibly arise as a result of the sale of its shares to qualified retirement plans, if applicable. In the event of such a conflict, the management of the appropriate fund would determine what action, if any, should be taken in response to the conflict. In addition, if We believe that the response of the funds to any such conflict does not sufficiently protect you, then We will take Our own appropriate action, including withdrawing the Variable Account’s investment in such funds, as appropriate.

Voting Rights

We determine the number of votes you may cast by dividing your Accumulation Value in a Subaccount by the net asset value per share of the portfolio in which that Subaccount invests. We determine the number of votes available to you as of the same date that the fund establishes for determining shareholders eligible to vote at the relevant meeting of the portfolio’s shareholders. We will solicit voting instructions by sending you written materials before the fund’s meeting in accordance with the fund’s procedures.

Safekeeping of Variable Account Assets

We hold the Variable Account’s assets physically segregated and apart from the General Account. We maintain records of all purchases and sales of portfolio shares by each of the Subaccounts.

A Fidelity bond in the amount of $10 million per occurrence and $20 million in the aggregate covering Our officers and employees has been issued by Travelers Casualty and Surety Company of America.

Distribution of the Contracts

We offer the Contracts to the public on a continuous basis. We anticipate continuing to offer the Contracts, but We reserve the right to discontinue the offering.

Distributor serves as principal underwriter for the Contracts. The Distributor is located at 6000 American Parkway, Madison, WI 53783-0001. The Distributor was organized under the laws of Wisconsin on July 13, 2000, as a limited liability company whose sole member is American Family Mutual Insurance Company, our parent. The Distributor is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of the Financial Industry Regulatory Authority (FINRA). Distributor is not a member of the Securities Investor Protection Corporation. Registered representatives are appointed as Our insurance agents.

More information about the Distributor and its registered persons is available at http://www.finra.org or by calling 1-800-289-9999. You can also obtain an investor brochure from FINRA Regulation describing its Public Disclosure Program.

The Distributor received sales compensation with respect to the Contracts in the following amounts during the period indicated:

Fiscal Year	Aggregate Amount of Commissions Paid to the Distributor*	Aggregate Amount of Commissions Retained by the Distributor After Payments to its Registered Representatives
2007		None
2006	$1,298,675	None
2005	$1,135,567	None

*	Includes sales compensation paid to registered representatives of the Distributor.

Distributor passes through commissions it receives to registered representatives who sold the Contracts, and to the managers of those registered representatives, and does not retain any portion of it in return for its services as distributor for the Contracts. However, American Family pays the following sales expenses: deferred compensation and insurance benefits of registered persons, advertising expenses, and all other expenses of distributing the Contracts. American Family also pays for Distributor’s operating and other expenses.

Legal Matters

James F. Eldridge, Chief Legal Officer, American Family Life Insurance Company, has passed upon all matters relating to Wisconsin law pertaining to the Contracts, including the validity of the Contracts and the Company’s authority to issue the Contracts. Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain matters relating to the Federal securities laws.

Experts

The Financial statements of American Family Life Insurance Company and Variable Account II included in this statement of Additional Information and Registration Statement have been so included in reliance on the report of PricewaterhouseCoopers LLP, 225 South Sixth Street, Suite 1400, Minneapolis, MN 55402, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

Other Information

We have filed a registration statement with the SEC under the Securities Act of 1933, as amended, with respect to the Contracts discussed in this Statement of Additional Information. The Statement of Additional Information does not include all of the information set forth in the registration statement, amendments and exhibits. Statements contained in this Statement of Additional Information concerning the content of the Contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, you should refer to the instruments filed with the SEC.

Part C

Item 24.	Financial Statements and Exhibits

	(a)	Financial Statements

All required financial statements are included in Part B of this Registration Statement.

	(b)	Exhibits

(1)		Certified resolution of the Board of Directors of American Family Life Insurance Company (the “Company”) authorizing establishment of American Family Variable Account II (the “Variable Account”).[1]

(2)		Not applicable.

(3)	(a)	Form of Distribution Agreement.[2]

	(b)	Form of Registered Representative Agreement.[2]

(4)		Form of Contract for the Individual Flexible Premium Variable Annuity.[1]

(5)		Form of Application for the Individual Flexible Premium Variable Annuity.[1]

(6)	(a)	Articles of Incorporation of American Family Life Insurance Company.[1]

	(b)	By-Laws of American Family Life Insurance Company.[1]

(7)		Not applicable.

(8)	(a)	Form of Participation Agreement between Variable Insurance Products Fund, Variable Insurance Products Fund II, Variable Insurance Products Fund III and American Family Life Insurance Company. [2]

	(b)	Form of Participation Agreement between Federated Insurance Series and American Family Life Insurance Company.[2]

	(c)	Form of Amendment to Participation Agreement among Vanguard Variable Insurance Fund, The Vanguard Group, Inc., Vanguard Marketing Corporation and American Family Life Insurance Company. [3]

	(d)	Form of Rule 22c-2 Shareholder Information Agreement Related to Variable Products between Fidelity Distributors Corporation and American Family Life Insurance Company. [3]

	(e)	Shareholder Information Agreement between Federated Securities Corp. and American Family Life Insurance Company. [3]

(9)		Opinion and Consent of James F. Eldridge, Esq.[3]

(10)	(a)	Consent of Sutherland Asbill & Brennan LLP.[3]

	(b)	Consent of Independent Registered Public Accounting Firm.[3]

	(c)	Consent of James F. Eldridge, Esq.[3]

(11)		No financial statements will be omitted from Item 23.

(12)		Not applicable.

(13)		Not applicable.

(14)		Not applicable.

(15)		Powers of Attorney.[1]

[1]	Incorporated herein by reference to the Registration Statement on Form N-4 (File No. 333-45592) filed September 12, 2000.

[2]	Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 (File No. 333-45592) filed on March 2, 2001.

[3]	To be filed by Amendment.

Item 25.	Directors and Officers of American Family Life Insurance Company

Name and Principal Business Address	Position and Office with Depositor
David Ralph Anderson	Chairman of the Board, and C.E.O.
Jack Charles Salzwedel	Director, President C.O.O.
James Francis Eldridge	Director, Chief Legal Officer, Secretary
Daniel Robert Schultz	Director, Chief Financial Officer, Treasurer
Mary L. Schmoeger	Director
Michael Jeffrey Bosco	Director, Vice President
Bradley J. Gleason	Director
Alan E. Meyer	Director
Kari E. Grasee	Vice President, Controller
Ann Marie Demerath	Assistant Treasurer
James Walter Behrens	Assistant Secretary

Principal business address is: 6000 American Parkway, Madison, Wisconsin 53783.

Item 26.	Persons Controlled By or Under Common Control With the Depositor or Registrant

AMERICAN FAMILY INSURANCE GROUP

AFMIC

	AFS	AMFAM	AFBI

AFLIC	ASICW	AFFS	AFIC	ASICO

100% of all outstanding voting securities of each subsidiary corporation is directly owned by its parent.

AFMIC	–	AMERICAN FAMILY MUTUAL INSURANCE COMPANY
Wisconsin mutual insurance corporation Incorporated 1927.

AFS	–	AMERICAN FAMILY SECURITIES, LLC
Wisconsin limited liability company Organized and acquired 2000.

AMFAM	–	AMFAM, INC. (downstream holding company)
Wisconsin business corporation Incorporated and acquired 1981.

AFBI	–	AMERICAN FAMILY BROKERAGE, INC.
Wisconsin business corporation Incorporated and acquired 1985.

AFLIC	–	AMERICAN FAMILY LIFE INSURANCE COMPANY
Wisconsin stock insurance corporation Incorporated and acquired 1957.

ASICW	–	AMERICAN STANDARD INSURANCE COMPANY OF WISCONSIN
Wisconsin stock insurance corporation Incorporated and acquired 1961.

AFIC	–	AMERICAN FAMILY INSURANCE COMPANY
Ohio stock insurance corporation Incorporated and acquired 1995.

ASICO	–	AMERIAN STANDARD INSURANCE COMPANY OF OHIO
Ohio stock insurance corporation Incorporated and acquired 1995.

AFFS	–	AMERICAN FAMILY FINANCIAL SERVICES INC
Wisconsin business corporation Incorporated and acquired 1969.

Address of all affiliates:
6000 American Parkway
Madison, WI 53783-0001

Item 27.	Number of Contract owners

As of March 31, 2008, there were                  contract owners.

Item 28.	Indemnification

Under its By-laws, American Family, to the full extent permitted by the Wisconsin Business Corporation Law, will indemnify any person who was or is a party to any proceeding by reason of the fact that he or she is or was a director, officer or employee of American Family, as provided below.

By-laws of American Family Life Insurance Company (as amended November 11, 1987)

Article VII of American Family Life Insurance Company’s By-laws provides, in part:

INDEMNIFICATION OF DIRECTORS AND OFFICERS

To the extent permitted by law, the Corporation shall indemnify each Director and Officer of the Corporation, and his heirs, executors and administrators against all expenses and liability reasonably incurred by him in connection with or arising out of any action, suit or proceeding in which he may be involved by reason of his being or having been a Director or Officer of the Corporation, whether or not he continues to be a Director or Officer a the time of incurring such expenses and liabilities; such expenses and liabilities to include, but not be limited to, judgments, court costs, and attorneys’ fees and the cost of settlements. The Corporation shall not, however, indemnify such Director or Officer with respect to matters as to which he shall be finally adjudged in any such action, suit, or proceeding to have been liable for willful misconduct in the performance of his duties as such Director of Officer. In the event a settlement or compromise is effected, indemnification may be had only if the Board of Directors shall have been furnished with an opinion of counsel for the Corporation to the effect that such settlement or compromise is in the best interests of the Corporation and that such Director of Officer is not liable for willful misconduct in the performance of his duties with respect to such matters, and, if the Board shall have adopted a resolution approving such settlement or compromise. The foregoing right of indemnification shall not be exclusive of other rights to which any Director or Officer may be entitled as a matter of law.

Insofar as indemnification or liability arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the registrant pursuant to the foregoing provision, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that any claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer, or controlling person of the registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.	Principal Underwriter

(a)	American Family Securities, LLC is the registrant’s principal underwriter. It is also the principal underwriter for American Family Variable Account I.

(b)	Officers and Directors of American Family Securities, LLC, and their addresses, are as follows:

Name and Principal Business Address*	Positions and Officers with the Underwriter
James Francis. Eldridge	Director
Alan E. Meyer	Director and President
Daniel Robert Schultz	Director
Kari E. Grasee	Treasurer & Vice President, Financial Operations
Christopher Spencer	Vice President & Chief Legal Officer
James W. Behrens	Secretary
Carolyn S. Gilb	Vice President, Sales
John W. Thedinga	Vice President, Sales
Michael R. Duran	Vice President, Sales
Richard M. Steffen	Vice President, Sales
Christopher R. Listau	Vice President, Sales
Michael Jeffrey Bosco	Vice President of Products
Paulette Lynn Siebers	Vice President, Operations & Chief Compliance Officer

*	All of the persons listed above have as their principal business address: 6000 American Parkway, Madison, Wisconsin 53783.

(c) (1) Name of Principal Underwriter	(2) Net Underwriting Discounts and Commissions	(3) Compensation on Redemption	(4) Brokerage Commissions	(5) Compensation
American Family Securities, LLC	$	None	N/A	N/A

Item 30.	Location of Books and Records

All of the accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained by American Family Life Insurance Company at 6000 American Parkway, Madison, Wisconsin 53783-0001 and by Alliance-One Services, Inc. at 55 Hartland Street, East Hartford, CT 06108 thereafter.

Item 31.	Management Services

All management contracts are discussed in Part A or Part B of this registration statement.

Item 32.	Undertakings and Representations.

(a	)	The registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for as long as premium payments under the contracts offered herein are being accepted.

(b	)	The registrant undertakes that it will include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a statement of additional information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove and send to American Family Life Insurance Company for a statement of additional information.

(c	)	The registrant undertakes to deliver any statement of additional information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request to the Company at the address or phone number listed in the prospectus.

(d	)	American Family Life Insurance Company hereby represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, American Family Variable Account II, has caused this registration statement to be signed on its behalf, in the City of Madison, and the State of Wisconsin, on this 27th day of February, 2008.

AMERICAN FAMILY VARIABLE ACCOUNT II (Registrant)

Attest:	/s/ James W. Behrens	By:	/s/ David Ralph Anderson*
	James W. Behrens Assistant Secretary American Family Life Insurance Company		David Ralph Anderson Chairman of the Board and C.E.O. American Family Life Insurance Company

	American Family Life Insurance Company	AMERICAN FAMILY LIFE INSURANCE COMPANY (Depositor) American Family Life Insurance Company

Attest:	/s/ James W. Behrens	By:	/s/ David Ralph Anderson*
	James W. Behrens Assistant Secretary American Family Life Insurance Company		David Ralph Anderson Chairman of the Board and C.E.O. American Family Life Insurance Company

As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ David Ralph Anderson* David Ralph Anderson	Chairman of the Board, and C.E.O.	February 27, 2008

/s/ Jack Charles Salzwedel* Jack Charles Salzwedel	Director, President and C.O.O.	February 27, 2008

/s/ Daniel Robert Schultz* Daniel Robert Schultz	Director, Chief Financial Officer, Treasurer	February 27, 2008

/s/ Kari E. Grasee* Kari E. Grasee	Vice President, Controller	February 27, 2008

/s/ James Francis Eldridge* James Francis Eldridge	Director, Chief Legal Officer; Secretary	February 27, 2008

/s/ Mary L. Schmoeger* Mary L. Schmoeger	Director	February 27, 2008

/s/ Michael Jeffrey Bosco* Michael Jeffrey Bosco	Vice President Director	February 27, 2008

/s/ Bradley J. Gleason* Bradley J. Gleason*	Director	February 27, 2008

/s/ Alan E. Meyer* Alan E. Meyer	Director	February 27, 2008

/s/ James W. Behrens *By: James W. Behrens	On February 27, 2008 as Attorney-in-Fact pursuant to powers of attorney filed herewith.